[SPECTRADIRECT LOGO]


                              United Life & Annuity
                                Insurance Company



                             May 1, 1998 PROSPECTUS


              THE SPECTRADIRECT FIXED AND VARIABLE ANNUITY CONTRACT
                                    ISSUED BY

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                       AND

                     UNITED LIFE & ANNUITY INSURANCE COMPANY

                                   MAY 1, 1998

     This prospectus describes the SpectraDirect Fixed and Variable Annuity Contract offered by United Life & Annuity Insurance Company (ULA, us or we).

     The annuity has 35 investment options -- the Portfolios listed below, a one year Fixed Account option of ULA and the Interest Adjustment Account.


AIM VARIABLE INSURANCE FUNDS, INC.          MORGAN STANLEY UNIVERSAL FUNDS, INC.
AIM V.I. Capital Appreciation Fund          Emerging Markets Debt Portfolio
AIM V.I. Diversified Income Fund            Equity Growth Portfolio
AIM V.I. Growth Fund                        Global Equity Portfolio
AIM V.I. Growth and Income Fund             High-Yield Portfolio
AIM V.I. International Equity Fund          Value Portfolio
THE ALGER AMERICAN FUND                     NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
Alger American Growth Portfolio             AMT Guardian Portfolio
DREYFUS STOCK INDEX FUND                    AMT Limited Maturity Bond Portfolio
DREYFUS VARIABLE INVESTMENT FUND            AMT Mid-Cap Growth Portfolio
Growth and Income Portfolio                 AMT Partners Portfolio
FEDERATED INSURANCE SERIES                  SCUDDER VARIABLE LIFE INVESTMENT FUND
Federated American Leaders Fund II          Money Market Portfolio
Federated High Income Bond Fund II          International Portfolio, Class A
Federated Prime Money Fund II               VAN ECK WORLDWIDE INSURANCE TRUST
Federated Utility Fund II                   Worldwide Hard Assets Fund
Federated Fund for U.S. Government          WARBURG PINCUS TRUST
   Securities II                            Fixed Income Portfolio
MFS(R) VARIABLE INSURANCE TRUST(SM)         International Equity Portfolio
MFS Emerging Growth Series                  Post-Venture Capital Portfolio
MFS Growth With Income Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series

     Please read this prospectus before investing and keep it for future reference. It contains important information about the SpectraDirect Fixed and Variable Annuity Contract.

     To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The Table of Contents of the SAI is found on the last page of this prospectus. For a free copy of the SAI, call us at (800) 825-7568 or write us at: P.O. Box 260100, 8545 United Plaza
Boulevard, Baton Rouge, LA 70826-0100. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.

Inquiries. If you have any questions about your Contract or need more information, please contact us at: III United Plaza; 8545 United Plaza Blvd; Baton Rouge, Louisiana 70809-2264; (800) 825-7568. On or about May 18, 1998, variable annuities will be processed at the Variable Annuity Service Center. All correspondence should be directed to: United Life & Annuity Insurance Company, Variable Annuity Service Center, 851 SW Sixth Avenue, Suite 700, Portland, Oregon 97204-1346.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GLOSSARY OF TERMS...........................................    1
SUMMARY.....................................................    2
FEE TABLE...................................................    5
THE SPECTRADIRECT FIXED AND VARIABLE ANNUITY CONTRACT.......   11
  Owner.....................................................   11
  Joint Owner...............................................   11
  Annuitant.................................................   11
  Beneficiary...............................................   11
  Assignment................................................   11
ANNUITY PAYMENTS (THE INCOME PHASE).........................   12
  Annuity Options...........................................   12
HOW TO PURCHASE A CONTRACT..................................   12
  Purchase Payments.........................................   12
  Allocation of Purchase Payments...........................   13
  Right to Examine Contract.................................   13
  Accumulation Units........................................   13
INVESTMENT OPTIONS..........................................   14
  Voting Rights.............................................   16
  Substitution..............................................   16
  Transfers.................................................   16
  Dollar Cost Averaging Program.............................   17
  Rebalancing Program.......................................   17
  Asset Allocation Programs.................................   17
PERFORMANCE.................................................   17
EXPENSES....................................................   18
  Insurance Charges.........................................   18
    Mortality and Expense Risk Charge.......................   18
    Administrative Charge...................................   18
  Contract Maintenance Charge...............................   18
  Contingent Deferred Sales Charge..........................   18
  Reduction or Elimination of the Contingent Deferred Sales
    Charge..................................................   19
  Transfer Fee..............................................   19
  Premium Taxes.............................................   19
  Income Taxes..............................................   19
  Portfolio Expenses........................................   19
TAXES.......................................................   20
  Annuity Contracts in General..............................   20
  Qualified and Non-Qualified Contracts.....................   20
  Withdrawals -- Non-Qualified Contracts....................   20
  Withdrawals -- Qualified Contracts........................   20
  Withdrawals -- Tax-Sheltered Annuities....................   21
  Diversification...........................................   21
WITHDRAWALS.................................................   21
  Systematic Withdrawal Program.............................   21
  Suspension of Payments or Transfers.......................   22
DEATH BENEFIT...............................................   22
  Upon Your Death...........................................   22
  Death Benefit.............................................   22
  Death of Annuitant........................................   23
OTHER INFORMATION...........................................   23
  ULA.......................................................   23
  Year 2000.................................................   23
  The Separate Account......................................   23
  Distribution..............................................   24
  Financial Statements......................................   24
APPENDIX A..................................................   25
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
  INFORMATION...............................................   26



                                GLOSSARY OF TERMS

     We have tried to make this prospectus as understandable for you as possible. We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them below.

ACCOUNTS: The Portfolios, the Fixed Account and each Guarantee Period of the Interest Adjustment Account.

ACCUMULATION PHASE: Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase.

ACCUMULATION UNIT: The unit of measurement we use to keep track of the value of your Contract during the Accumulation Phase.

ANNUITANT: The natural person on whose life we base Annuity Payments.

ANNUITY OPTIONS: You can choose among income plans for your Annuity Payments. These are referred to as Annuity Options.

ANNUITY PAYMENTS: You can receive regular income payments from your Contract. These are referred to as Annuity Payments.

BENEFICIARY: The person or entity you name to receive any death benefits.

CONTRACT: An individual contract and the certificate issued to participants under a group contract.

FIXED ACCOUNT: An investment option within our general account.

GUARANTEE PERIODS: The periods for which interest rates are credited in the Interest Adjustment Account or the Fixed Account.

INCOME DATE: You can choose the month and year in which Annuity Payments will begin. This is referred to as the Income Date.

INCOME PHASE: The period during which we make Annuity Payments to you or someone you name to receive them.

INTEREST ADJUSTMENT ACCOUNT: An investment option within our general account where we guarantee the rate of interest for a specified period (a Guarantee Period).

JOINT OWNER: The Contract can be owned by you and your spouse (the Joint Owner).

OWNER: The person or entity entitled to ownership rights under a Contract.

NON-QUALIFIED: If you do not purchase the Contract under a qualified plan, your Contract is referred to as a Non-Qualified Contract.

PORTFOLIO: The variable investment options available under the Contract. Each Portfolio has its own investment objective.

PURCHASE PAYMENT: The money you give us to buy the Contract.

QUALIFIED:  If you purchase the Contract under a qualified  plan, it is referred
to  as  a  Qualified  Contract  (examples:   individual   retirement  annuities,
tax-sheltered annuities, H.R. 10 plans, and pension and profit-sharing plans).

TAX DEFERRAL: Tax deferral means that you are not taxed on any earnings or appreciation on the assets in your Contract until you take money out of your Contract.

                                     SUMMARY

     The following information is a summary of some of the more important features of your annuity Contract. More detailed information is contained in the corresponding sections of this prospectus.

     The SpectraDirect Fixed and Variable Annuity Contract. This prospectus describes individual and group fixed and variable deferred annuity contracts and certificates (together referred to as the "Contracts"). The Contract offered by ULA is a contract between you, the owner, and United Life & Annuity Insurance Company, an insurance company. The Contract provides a means for investing on a Tax-Deferred basis in the Portfolios, the Fixed Account and the Interest Adjustment Account. The SpectraDirect Fixed and Variable Annuity Contract is designed for people seeking long-term Tax Deferred accumulation of assets, generally for retirement or other long-term purposes. The Tax Deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

     You may invest in the Fixed Account, the Interest Adjustment Account or the following Portfolios:

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. Growth and Income Fund
     AIM V.I. International Equity Fund

THE ALGER AMERICAN FUND
     Alger American Growth Portfolio

DREYFUS STOCK INDEX FUND

DREYFUS VARIABLE INVESTMENT FUND
     Growth and Income Portfolio

FEDERATED INSURANCE SERIES
     Federated American Leaders Fund II
     Federated High Income Bond Fund II
     Federated Prime Money Fund II
     Federated Utility Fund II
     Federated Fund for U.S. Government Securities II

MFS(R) VARIABLE INSURANCE TRUST(SM)
     MFS Growth With Income Series
     MFS Research Series
     MFS Emerging Growth Series
     MFS Total Return Series
     MFS Utilities Series

MORGAN STANLEY UNIVERSAL FUNDS, INC.
     Emerging Markets Debt Portfolio
     Equity Growth Portfolio
     Global Equity Portfolio
     High-Yield Portfolio
     Value Portfolio

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
     AMT Guardian Portfolio
     AMT Limited Maturity Bond Portfolio
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio

SCUDDER VARIABLE LIFE INVESTMENT FUND
     Money Market Portfolio
     International Portfolio, Class A

VAN ECK WORLDWIDE INSURANCE TRUST
     Worldwide Hard Assets Fund

WARBURG PINCUS TRUST
     Fixed Income Portfolio
     International Equity Portfolio
     Post-Venture Capital Portfolio


     The Portfolios are fully described in the attached Portfolio prospectuses. You can make or lose money in the Portfolios, depending upon market conditions.

     The Fixed Account offers an interest rate that is guaranteed by us. You can also invest in the Interest Adjustment Account, which is an option within our general account where we guarantee a specific rate of interest for certain Guarantee Periods. There are currently three Guarantee Periods available -- 3, 5 and 7 years. If you withdraw or transfer money from the Interest Adjustment Account prior to the end of the selected Guarantee Period, it may be subject to an interest adjustment.

CURRENTLY, THERE ARE THIRTY-FIVE (35) INVESTMENT OPTIONS (WHICH INCLUDE EACH PORTFOLIO, THE FIXED ACCOUNT AND EACH GUARANTEE PERIOD OF THE INTEREST ADJUSTMENT ACCOUNT). YOU MAY SELECT TO PUT YOUR MONEY IN UP TO TEN (10) OF THESE OPTIONS AT ANY TIME.

     Like all deferred annuity contracts, your Contract has two phases: the Accumulation Phase and the Income Phase. During the Accumulation Phase, your earnings accumulate on a Tax-Deferred basis and are based on the investment performance of the Portfolio(s) you selected and/or the interest rate earned on the money you have in the Fixed Account and the Interest Adjustment Account. During the Accumulation Phase, the earnings are taxed as income only when you make a withdrawal. The Income Phase occurs when you begin receiving regular payments from your Contract. The amount of the payments you may receive during the Income Phase depends in part upon the amount of money you are able to accumulate in your Contract during the Accumulation Phase.

     Annuity Payments (The Income Phase). You can receive monthly Annuity Payments from your Contract by selecting an Annuity Option. During the Income Phase, payments will come from the Fixed Account.

     How To Purchase A Contract. You can buy a Non-Qualified Contract with a minimum payment of $5,000 and a Qualified Contract with $2,000, except for certain Qualified plans. You can add $500 (or $100 if you use the automatic premium check option) or more any time you like during the Accumulation Phase. Your registered representative can help you fill out the proper forms.

     Expenses. The Contract has insurance features and investment features, and there are costs related to each.

     If you select Death Benefit Option 1 (Enhanced Death Benefit Rider), the annual insurance charges total 1.67% of the average daily value of your Contract allocated to the Portfolios. If you select Death Benefit Option 2 (Standard Death Benefit), the annual insurance charges total 1.40% of the average daily value of your Contract allocated to the Portfolios. Each year we also deduct a $30 contract maintenance charge from your Contract. ULA currently waives this charge if the value of your Contract is at least $75,000.

     There are also annual Portfolio charges which range from .28% to 1.40% of the average daily value of the Portfolio, depending upon the Portfolio(s) you invest in.


     You can transfer between Accounts up to 12 times a year without charge. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less.

     If you make a withdrawal from the Contract, ULA may assess a contingent deferred sales charge (withdrawal charge). The amount of the charge depends upon how long ULA has had your Purchase Payment. The charge is:

               NUMBER OF COMPLETE YEARS SINCE
                RECEIPT OF PURCHASE PAYMENT                  CHARGE
               ------------------------------                ------
     0......................................................  8.5%
     1......................................................  8.0%
     2......................................................  7.5%
     3......................................................  7.0%
     4......................................................  6.5%
     5......................................................  6.0%
     6......................................................  5.0%
     7......................................................  4.0%
     8......................................................  3.0%
     9......................................................  2.0%
     10 years or more.......................................  0.0%

     Free Withdrawal Amount -- You can make a partial withdrawal without incurring a contingent deferred sales charge of the "free withdrawal amount." The free withdrawal amount is equal to the greater of: (a) earnings, or (b) 10% of remaining Purchase Payments at the beginning of the current year. If your withdrawal is not on a Contract anniversary, the free withdrawal amount is equal to the free withdrawal amount at the beginning of the Contract year less amounts withdrawn without the contingent deferred sales charge during the current Contract year. If you make a complete withdrawal, the free withdrawal amount is not available.

     In addition, in certain states, you can make a total or partial withdrawal and ULA will not deduct the contingent deferred sales charge if you are confined to a skilled nursing home facility for 90 consecutive days after the first Contract year.

     ULA may assess a state premium tax charge which ranges from 0% - 4.0% (depending upon the state).

     Taxes. Your earnings are not taxed until you take them out. In most cases, if you take money out, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the taxable amounts withdrawn. Payments during the Income Phase are considered partly a return of your original investment. That part of each payment is not taxable as income. If the Contract is tax-qualified, the entire payment may be taxable. There are limits to the amount you can withdraw from a Qualified plan known as a 403(b) plan (or tax-sheltered annuity).

     Withdrawals. You may make a withdrawal at any time during the Accumulation Phase. Any partial withdrawal must be for at least $500 (unless it is made under the Systematic Withdrawal Program). You may request a withdrawal or elect the Systematic Withdrawal Program. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

     Death Benefit. If you die during the Accumulation Phase, the person you have selected as your Beneficiary will receive a death benefit. The death benefit that the Beneficiary will receive will be the death benefit elected at the time of purchase, or with respect to Contracts issued prior to May 1, 1998, the death benefit option you select on your next Contract anniversary after May 1, 1998.

  Other Information

     Free Look/Right to Examine. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a contingent deferred sales charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. (Some states require that we return your Purchase Payment.)

     No Probate. In most cases, when you die, your Beneficiary will receive the death benefit without going through probate.

     Additional Features. The Contract offers additional features which you might be interested in. These include:

     Dollar Cost Averaging Program -- You can arrange to have a regular amount of money automatically transferred from the Scudder Money Market Portfolio or the one year Fixed Account to one or more selected Portfolios monthly, quarterly or semi-annually, theoretically giving you a lower average cost per unit over time than a single one time purchase. However, there are no guarantees that this will take place.

     Rebalancing Program -- ULA will automatically readjust your money among the Portfolios to maintain your specified allocation mix. This can be done quarterly, semi-annually or annually if the value of your Contract is at least $5,000.

     Systematic Withdrawal Program -- You can elect to receive periodic payments from your Contract. Of course, you may have to pay taxes on the money you receive.


                          FEE TABLE (See Note 1 below)

OWNER TRANSACTION EXPENSES
  Contingent Deferred Sales Charge (see Note 2 below)

NUMBER OF COMPLETE
YEARS SINCE RECEIPT
OF PURCHASE PAYMENT                                           CHARGE
- -------------------                                           ------
     0......................................................   8.5%
     1......................................................   8.0%
     2......................................................   7.5%
     3......................................................   7.0%
     4......................................................   6.5%
     5......................................................   6.0%
     6......................................................   5.0%
     7......................................................   4.0%
     8......................................................   3.0%
     9......................................................   2.0%
     10 years or more.......................................   0.0%

  Transfer Fee (see Note 3 below).            No charge for first 12 transfers in a
                                              Contract year; thereafter the fee is
                                              the lesser of $25 or 2% of the amount
                                              transferred.

CONTRACT MAINTENANCE CHARGE (see Note 4 below) $30 per Contract per Year.

SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS WITH DEATH BENEFIT OPTION 1 (ENHANCED DEATH BENEFIT RIDER) (as a percentage of average daily net asset value)


Mortality and Expense Risk Charge...........................  1.52%
Administrative Charge.......................................   .15%
                                                              ----
Total Separate Account Annual Expenses......................  1.67%

SEPARATE ACCOUNT ANNUAL EXPENSES FOR CONTRACTS WITH DEATH BENEFIT OPTION 2 (STANDARD DEATH BENEFIT) (as a percentage of average daily net asset value)


Mortality and Expense Risk Charge...........................  1.25%
Administrative Charge.......................................   .15%
                                                              ----
Total Separate Account Annual Expenses......................  1.40%



NOTES TO FEE TABLE

     Note 1. The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the Contract. The Fee Table reflects expenses of the Separate Account as well as the Portfolios.

     Note 2. Under certain circumstances, you can make a withdrawal without incurring the contingent deferred sales charge.

     Note 3. ULA will not charge you the transfer fee even if there are more than 12 transfers in a year if the transfer is part of the Dollar Cost Averaging or Rebalancing Programs.

     Note 4. ULA will not charge the contract maintenance charge if the value of your Contract is at least $75,000 or more. However, if you make a complete withdrawal, ULA will charge the contract maintenance charge. There is no contract maintenance charge assessed during the Income Phase.


ANNUAL EXPENSES OF THE PORTFOLIOS
  (as a percentage of the average daily net assets of a Portfolio)

                                                                                      TOTAL ANNUAL
                                                                   OTHER EXPENSES       EXPENSES
                                                     MANAGEMENT    (AFTER EXPENSE    (AFTER EXPENSE
                                                        FEES       REIMBURSEMENT)    REIMBURSEMENT)
                                                     ----------    --------------    --------------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund...............      .63%            .05%              .68%
  AIM V.I. Diversified Income Fund.................      .60%            .20%              .80%
  AIM V.I. Growth Fund.............................      .65%            .08%              .73%
  AIM V.I. Growth and Income Fund..................      .63%            .06%              .69%
  AIM V.I. International Equity Fund...............      .75%            .18%              .93%
THE ALGER AMERICAN FUND
  Alger American Growth Portfolio..................      .75%            .04%              .79%
DREYFUS STOCK INDEX FUND...........................      .25%            .03%              .28%
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio......................      .75%            .05%              .80%
FEDERATED INSURANCE SERIES
  Federated American Leaders Fund II(a)............      .66%            .19%              .85%
  Federated High Income Bond Fund II(b)............      .51%            .29%              .80%
  Federated Prime Money Fund II(c).................      .30%            .50%              .80%
  Federated Utility Fund II(d) ....................      .48%            .37%              .85%
  Federated Fund for U.S. Government
     Securities II(e)..............................      .15%            .65%              .80%
MFS(R) Variable Insurance Trust(SM)
  MFS Emerging Growth Series.......................      .75%            .12%              .87%
  MFS Growth With Income Series(f).................      .75%            .25%             1.00%
  MFS Research Series..............................      .75%            .13%              .88%
  MFS Total Return Series(f).......................      .75%            .25%             1.00%
  MFS Utilities Series (f).........................      .75%            .25%             1.00%
MORGAN STANLEY UNIVERSAL FUNDS, INC.
  Emerging Markets Debt Portfolio (g)..............      .09%           1.21%             1.30%
  Equity Growth Portfolio (g)......................      .00%            .85%              .85%
  Global Equity Portfolio (g)......................      .00%           1.15%             1.15%
  High-Yield Portfolio (g).........................      .00%            .80%              .80%
  Value Portfolio (g)..............................      .00%            .85%              .85%
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
  AMT Guardian Portfolio...........................      .60%            .40%             1.00%
  AMT Limited Maturity Bond Portfolio..............      .65%            .12%              .77%
  AMT Mid-Cap Growth Portfolio.....................      .60%            .40%             1.00%
  AMT Partners Portfolio...........................      .80%            .06%              .86%
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Money Market Portfolio...........................      .37%            .09%              .46%
  International Portfolio, Class A(h)..............      .83%            .17%             1.00%
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund(i)....................     1.00%            .17%             1.17%
WARBURG PINCUS TRUST
  Fixed Income Portfolio (j).......................      .32%            .67%              .99%
  International Equity Portfolio (j)...............     1.00%            .36%             1.36%
  Post-Venture Capital Portfolio (j)...............     1.07%            .33%             1.40%


---------------


(a) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is .75%. The total operating expenses were .94% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

(b) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is .60%. The total operating expenses were .89% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

(c) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is .50%. The total operating expenses were 1.00% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

(d) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is .75%. The total operating expenses were 1.12% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

(e) The management fee has been reduced to reflect the voluntary waiver of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is .60%. The total operating expenses were 1.25% absent the voluntary waiver of the management fee and the voluntary reimbursement of certain other operating expenses.

(f) The adviser has agreed to bear expenses for the Series, subject to reimbursement by the Series, so that the Series' "Other Expenses" do not exceed .25% of the average daily net assets of the Series during the current fiscal year. Otherwise, "Other Expenses" and "Total Annual Expenses" would be: .35% and 1.10% respectively for the MFS Growth With Income Series; .27% and 1.02% respectively for the MFS Total Return Series; and .45% and 1.20% respectively for the MFS Utilities Series. Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(g) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent "Total Annual Expenses" exceed the percentages set forth above. The adviser may terminate this voluntary waiver at any time at its sole discretion. Absent such reductions, "Management Fees", "Other Expenses" and "Total Annual Expenses", respectively, would be as follows: Emerging Markets Debt Portfolio - 0.80%, 1.26%, 2.06%; Equity Growth Portfolio - 0.55%, 1.50%, 2.05%; Global Equity Portfolio - 0.80%, 1.63%, 2.43%; High-Yield - 0.50%, 1.18%, 1.68%; and
     Value - 0.55%, 1.32%, 1.87%.

(h) For any calendar month during which the average daily net assets of the International Portfolio exceed $500,000,000, the fee payable for that month, with respect to the excess over $500,000,000, is calculated at an annual rate of .725%. As a result, the adviser received compensation at an annual rate of .83% for the fiscal year ended December 31, 1997.

(i) Other expenses are net of soft dollar credits. Without such credits, Other Expenses would have been 0.18% and Total Annual Expenses would have been 1.18%.

(j) Management Fees, Other Expenses and Total Annual Expenses for the Fixed Income, International Equity, and Post-Venture Capital Portfolios are based on actual expenses for the fiscal year ended December 31, 1997, net of any fee waivers and/or expense reimbursements. Without such waivers and/or reimbursements, Management Fees would be .50%, 1.00% and 1.25%, Other Expenses would be 12.54%, .40% and .71%, and Total Annual Expenses would be 13.04%, 1.40% and 1.96%, respectively. The Portfolios' adviser has undertaken to limit each Portfolio's Total Annual Expenses to the limits shown in the table above through December 31, 1999.


EXAMPLES - There are two sets of examples below. One set is for Contracts with Death Benefit Option 1 (Enhanced Death Benefit Rider), the other set is for Contracts with Death Benefit Option 2 (Standard Death Benefit).

DEATH BENEFIT OPTION 1 (Enhanced Death Benefit Rider)

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if: (a) you surrender your Contract at the end of each time period and (b) if your Contract is not surrendered or annuitized:

                                                                   TIME PERIODS
                                                     -----------------------------------------
                                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                     -------    -------    -------    --------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund...............  a) $110    a) $153
                                                     b) $ 25    b) $ 78
  AIM V.I. Diversified Income Fund.................  a) $111    a) $157
                                                     b) $ 26    b) $ 82
  AIM V.I. Growth Fund.............................  a) $110    a) $154
                                                     b) $ 25    b) $ 79
  AIM V.I. Growth and Income Fund..................  a) $110    a) $153
                                                     b) $ 25    b) $ 78
  AIM V.I. International Equity Fund...............  a) $112    a) $161
                                                     b) $ 27    b) $ 86
THE ALGER AMERICAN FUND
  Alger American Growth Portfolio..................  a) $111    a) $156    a) $208    a) $345
                                                     b) $ 26    b) $ 81    b) $143    b) $325
DREYFUS STOCK INDEX FUND...........................  a) $106    a) $140    a) $179    a) $279
                                                     b) $ 21    b) $ 65    b) $114    b) $259
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio......................  a) $111    a) $157    a) $208    a) $346
                                                     b) $ 26    b) $ 82    b) $143    b) $326
FEDERATED INSURANCE SERIES
  Federated American Leaders Fund II...............  a) $111    a) $158
                                                     b) $ 26    b) $ 83
  Federated High Income Bond Fund II...............  a) $111    a) $157    a) $208    a) $346
                                                     b) $ 26    b) $ 82    b) $143    b) $326

  Federated Prime Money Fund II....................  a) $111    a) $157
                                                     b) $ 26    b) $ 82
  Federated Utility Fund II........................  a) $111    a) $158    a) $211    a) $352
                                                     b) $ 26    b) $ 83    b) $146    b) $332
  Federated Fund for U.S. Government Securities
     II............................................  a) $111    a) $157    a) $208    a) $346
                                                     b) $ 26    b) $ 82    b) $143    b) $326

MFS(R) VARIABLE INSURANCE TRUST(SM)
  MFS Emerging Growth Series.......................  a) $112    a) $159    a) $212    a) $355
                                                     b) $ 27    b) $ 84    b) $147    b) $335
  MFS Growth With Income Series....................  a) $113    a) $163
                                                     b) $ 28    b) $ 88
  MFS Research Series..............................  a) $112    a) $159
                                                     b) $ 27    b) $ 84
  MFS Total Return Series..........................  a) $113    a) $163    a) $219    a) $372
                                                     b) $ 28    b) $ 88    b) $154    b) $352
  MFS Utilities Series.............................  a) $113    a) $163
                                                     b) $ 28    b) $ 88

MORGAN STANLEY UNIVERSAL FUNDS, INC.
  Emerging Markets Debt Portfolio..................  a) $116    a) $173
                                                     b) $ 31    b) $ 98
  Equity Growth Portfolio..........................  a) $111    a) $158
                                                     b) $ 26    b) $ 83
  Global Equity Portfolio..........................  a) $114    a) $168
                                                     b) $ 29    b) $ 93
  High-Yield Portfolio.............................  a) $111    a) $157
                                                     b) $ 26    b) $ 82
  Value Portfolio..................................  a) $111    a) $158
                                                     b) $ 26    b) $ 83

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
  AMT Guardian Portfolio...........................  a) $113    a) $163
                                                     b) $ 28    b) $ 88
  AMT Limited Maturity Bond Portfolio..............  a) $111    a) $156
                                                     b) $ 26    b) $ 81
  AMT Mid-Cap Growth Portfolio.....................  a) $113    a) $163
                                                     b) $ 28    b) $ 88
  AMT Partners Portfolio...........................  a) $112    a) $159
                                                     b) $ 27    b) $ 84
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Money Market Portfolio...........................  a) $107    a) $146    a) $189    a) $302
                                                     b) $ 22    b) $ 71    b) $124    b) $282
  International Portfolio, Class A.................  a) $113    a) $163    a) $219    a) $372
                                                     b) $ 28    b) $ 88    b) $154    b) $352
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund.......................  a) $115    a) $169    a) $229    a) $393
                                                     b) $ 30    b) $ 94    b) $164    b) $373
WARBURG PINCUS TRUST
  Fixed Income Portfolio...........................  a) $113    a) $163
                                                     b) $ 28    b) $ 88
  International Equity Portfolio...................  a) $117    a) $175
                                                     b) $ 32    b) $100
  Post-Venture Capital Portfolio...................  a) $117    a) $176
                                                     b) $ 32    b) $101


DEATH BENEFIT OPTION 2 (Standard Death Benefit)

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money if: (a) you surrender your Contract at the end of each time period and (b) if your Contract is not surrendered or annuitized:

                                                                   TIME PERIODS
                                                     -----------------------------------------
                                                     1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                                     -------    -------    -------    --------
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund...............  a) $107    a) $144
                                                     b) $ 22    b) $ 69
  AIM V.I. Diversified Income Fund.................  a) $108    a) $148
                                                     b) $ 23    b) $ 73
  AIM V.I. Growth Fund.............................  a) $107    a) $146
                                                     b) $ 22    b) $ 71
  AIM V.I. Growth and Income Fund..................  a) $107    a) $144
                                                     b) $ 22    b) $ 69
  AIM V.I. International Equity Fund...............  a) $109    a) $152
                                                     b) $ 24    b) $ 77

THE ALGER AMERICAN FUND
  Alger American Growth Portfolio..................  a) $108    a) $148    a) $192    a) $310
                                                     b) $ 23    b) $ 73    b) $127    b) $290

DREYFUS STOCK INDEX FUND...........................  a) $103    a) $131    a) $163    a) $244
                                                     b) $ 18    b) $ 56    b) $ 98    b) $224
DREYFUS VARIABLE INVESTMENT FUND
  Growth and Income Portfolio......................  a) $108    a) $148    a) $193    a) $311
                                                     b) $ 23    b) $ 73    b) $128    b) $291
FEDERATED INSURANCE SERIES
  Federated American Leaders Fund II...............  a) $109    a) $150
                                                     b) $ 24    b) $ 75

  Federated High Income Bond Fund II...............  a) $108    a) $148    a) $193    a) $311
                                                     b) $ 23    b) $ 73    b) $128    b) $291
  Federated Prime Money Fund II....................  a) $108    a) $148
                                                     b) $ 23    b) $ 73
  Federated Utility Fund II........................  a) $109    a) $150    a) $196    a) $317
                                                     b) $ 24    b) $ 75    b) $131    b) $297
  Federated Fund for U.S. Government Securities
     II............................................  a) $108    a) $148    a) $193    a) $311
                                                     b) $ 23    b) $ 73    b) $128    b) $291
MFS(R) VARIABLE INSURANCE TRUST(SM)
  MFS Emerging Growth Series.......................  a) $109    a) $150    a) $197    a) $320
                                                     b) $ 24    b) $ 75    b) $132    b) $300
  MFS Growth With Income Series....................  a) $110    a) $154
                                                     b) $ 25    b) $ 79
  MFS Research Series..............................  a) $109    a) $151
                                                     b) $ 24    b) $ 76
  MFS Total Return Series..........................  a) $110    a) $154    a) $204    a) $337
                                                     b) $ 25    b) $ 79    b) $139    b) $317
  MFS Utilities Series.............................  a) $110    a) $154
                                                     b) $ 25    b) $ 79

MORGAN STANLEY UNIVERSAL FUNDS, INC.
  Emerging Markets Debt Portfolio..................  a) $113    a) $164
                                                     b) $ 28    b) $ 89
  Equity Growth Portfolio..........................  a) $109    a) $150
                                                     b) $ 24    b) $ 75
  Global Equity Portfolio..........................  a) $112    a) $159
                                                     b) $ 27    b) $ 84
  High-Yield Portfolio.............................  a) $108    a) $148
                                                     b) $ 23    b) $ 73
  Value Portfolio..................................  a) $109    a) $150
                                                     b) $ 24    b) $ 75

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
  AMT Guardian Portfolio...........................  a) $110    a) $154
                                                     b) $ 25    b) $ 79
  AMT Limited Maturity Bond Portfolio..............  a) $108    a) $147
                                                     b) $ 23    b) $ 72
  AMT Mid-Cap Growth Portfolio.....................  a) $110    a) $154
                                                     b) $ 25    b) $ 79
  AMT Partners Portfolio...........................  a) $109    a) $150
                                                     b) $ 24    b) $ 75
SCUDDER VARIABLE LIFE INVESTMENT FUND
  Money Market Portfolio...........................  a) $105    a) $137    a) $174    a) $267
                                                     b) $ 20    b) $ 62    b) $109    b) $247
  International Portfolio, Class A.................  a) $110    a) $154    a) $204    a) $337
                                                     b) $ 25    b) $ 79    b) $139    b) $317
VAN ECK WORLDWIDE INSURANCE TRUST
  Worldwide Hard Assets Fund.......................  a) $112    a) $160    a) $214    a) $359
                                                     b) $ 27    b) $ 85    b) $149    b) $339

WARBURG PINCUS TRUST
  Fixed Income Portfolio...........................  a) $110    a) $154
                                                     b) $ 25    b) $ 79
  International Equity Portfolio...................  a) $114    a) $166
                                                     b) $ 29    b) $ 91
  Post-Venture Capital Portfolio...................  a) $114    a) $167
                                                     b) $ 29    b) $ 92



     THE ANNUAL EXPENSES OF THE PORTFOLIOS AND THE EXAMPLES ARE BASED ON DATA PROVIDED BY THE RESPECTIVE FUND GROUPS. WE HAVE NOT INDEPENDENTLY VERIFIED SUCH DATA.

     The assumed average contract size is $25,000. The $30 contract maintenance charge is reflected in the examples as $0.058%. Premium taxes are not reflected. They may apply.

     THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


             THE SPECTRADIRECT FIXED AND VARIABLE ANNUITY CONTRACT

     This prospectus describes individual and group fixed and variable deferred annuity contracts and certificates (together referred to as the "Contracts") offered by ULA.

     An annuity is a contract between you, the owner, and an insurance company (in this case ULA), where the insurance company promises to pay you (or someone else you choose) an income, in the form of Annuity Payments, beginning on a designated date that is at least three years in the future. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. Once you begin receiving Annuity Payments, your Contract switches to the Income Phase.

     The Contract benefits from Tax Deferral. Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

     The Contract is called a variable annuity because you can choose among the available Portfolios and, depending upon market conditions, you can make or lose money in any of these Portfolios. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends in part upon the investment performance of the Portfolio(s) you select. The Annuity Payments you will receive during the Income Phase will come from the Fixed Account.

     The Contract contains a Fixed Account. The Fixed Account offers an interest rate that is guaranteed by ULA. There is a one year Guarantee Period available for the Fixed Account. ULA guarantees that the interest credited to the Fixed Account will not be less than 3% per year. If you select the Fixed Account, your money will be placed with our other general assets. If you select the Fixed Account, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends in part upon the total interest credited to your Contract.

     The Contract also has an Interest Adjustment Account with three Guarantee Periods currently available: 3 years, 5 years and 7 years. Each allocation to a Guarantee Period locks in a fixed annual interest rate declared by ULA. Withdrawals, transfers or annuitization of amounts from a Guarantee Period prior to the end of that Guarantee Period may be subject to an interest adjustment.

     We may make changes to your Contract in order to comply with applicable law.

     Owner. The SpectraDirect Fixed and Variable Annuity is a group deferred annuity contract. A group contract is issued to a contractholder, for the benefit of the participants in the group. You are a participant in the group and will receive a certificate evidencing your ownership. You, as the Owner of a certificate, are entitled to all the rights and privileges of ownership. In some states an individual fixed and variable deferred annuity contract is issued instead, which is identical to the group contract described in this prospectus except that it is issued directly to the Owner. As used in this prospectus, the term Contract refers to your certificate or individual contract. The Owner is as designated at the time the Contract is issued, unless changed. You may change Owners at any time prior to the Income Date. This may be a taxable event. You should consult with your tax adviser before doing this.

     Joint Owner. The Contract can be owned by Joint Owners. Any Joint Owner must be the spouse of the other Owner. Upon the death of either Joint Owner, the surviving spouse will be the primary Beneficiary. Any other Beneficiary designation will be treated as a contingent Beneficiary unless otherwise indicated. Unless otherwise specified, if there are Joint Owners, both signatures will be required for all transactions except telephone transfers.

     Annuitant. The Annuitant is the person whose life we look to when we make Annuity Payments. You choose the Annuitant at the time the Contract is issued. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a corporation). Any change of Annuitant is subject to our underwriting rules then in effect. On or after the Income Date, the Annuitant will include any Joint Annuitant.

     Beneficiary. The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary or contingent Beneficiary.

     Assignment. You can assign the Contract at any time during your lifetime. ULA will not be bound by the assignment until it receives the written notice of the assignment. ULA will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. Any assignment made after the death benefit has become payable can only be done with our consent. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

     If the Contract is issued pursuant to a Qualified plan, there may be limitations on your ability to assign the Contract.

                       ANNUITY PAYMENTS (THE INCOME PHASE)

     You can receive regular monthly income payments under your Contract. You can choose the month and year in which those payments begin. We call that date the Income Date. Your Income Date must be at least three years after you buy the Contract. The Income Date may not be later than when the Annuitant reaches age 85 or 10 years after the Contract is issued for Annuitants older than 75. You can also choose among income plans. We call those Annuity Options.

     We ask you to choose your Income Date when you purchase the Contract. You can change it at any time before the Income Date with thirty (30) days notice to us. You (or someone you designate) will receive the Annuity Payments.

     If you do not choose an Annuity Option prior to the Income Date, we will assume that you selected Option B which provides a life annuity with 120 monthly payments guaranteed. Prior to the Income Date, you can change the Annuity Option. Any change must be requested at least thirty (30) days prior to the Income Date.

     Annuity Payments are paid in monthly installments. Annuity Payments will be made on a fixed basis only (which means they will come from the Fixed Account and will not be based on the investment performance of the Portfolios). If the value of your Contract to be applied to an Annuity Option is less than $2,000, we reserve the right to pay you a lump sum amount instead of Annuity Payments. Also, if the Annuity Payments would be or become less than $200, we reserve the right to reduce the frequency of payments so that they will be at least $200.

ANNUITY OPTIONS

     You can choose one of the following Annuity Options or any other Annuity Option you want and that ULA agrees to provide. After Annuity Payments begin, you cannot change the Annuity Option.

     Option A. Life Annuity. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. After the Annuitant dies, we stop making Annuity Payments.

     Option B. Life Annuity With 60, 120, 180 or 240 Monthly Payments Guaranteed. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. However, if, when the Annuitant dies, we have made Annuity Payments for less than the selected guaranteed period, we will continue to make Annuity Payments to you for the rest of the guaranteed period. If you do not want to receive Annuity Payments, you can ask us for a single lump sum.

     Option C. Joint And Survivor Annuity. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is still alive, we will continue to make Annuity Payments, so long as the joint Annuitant continues to live. The monthly Annuity Payments will end when the last surviving Annuitant dies.

                           HOW TO PURCHASE A CONTRACT

PURCHASE PAYMENTS

     A Purchase Payment is the money you give us to buy the Contract. The minimum payment ULA will accept is $5,000 when the Contract is bought as a Non-Qualified Contract. If the Contract is bought as a Qualified Contract, the minimum payment we will accept is $2,000.This requirement may be waived if you buy this Contract as part of an IRA (Individual Retirement Annuity) or 403(b) plan. We may also waive the minimum Purchase Payment requirements if you select the automatic premium check option. The maximum amount we will accept without our prior approval is $500,000. You can make additional Purchase Payments of $500 (or as low as $100 if you have selected the automatic premium check option) or more to either type of Contract. We reserve the right to reject any Purchase Payment or application. At the time you buy the Contract, you and the Annuitant cannot be older than 85 years old for a Non-Qualified Contract and 75 years old for a Qualified Contract.

ALLOCATION OF PURCHASE PAYMENTS

     When you purchase a Contract, we will allocate your Purchase Payment to the Fixed Account, one or more Guarantee Periods of the Interest Adjustment Account and/or one or more of the Portfolios you have selected. We ask that you allocate your money in whole percentages with a minimum allocation of 5% of each Purchase Payment or transfer or $500 (whichever is greater). You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them in the same way as your previous instructions to us. Under certain circumstances, we will allocate your initial Purchase Payment to a money market portfolio until the end of the right to examine contract period (see below). CURRENTLY, YOU CAN SELECT UP TO TEN OF THE THIRTY-FIVE INVESTMENT OPTIONS (WHICH INCLUDE EACH PORTFOLIO, THE FIXED ACCOUNT AND EACH GUARANTEE PERIOD OF THE INTEREST ADJUSTMENT ACCOUNT).

     Once we receive your Purchase Payment, the necessary information and federal funds (federal funds means monies credited to a bank's account with its regional federal reserve bank), we will issue your Contract and allocate your first Purchase Payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional Purchase Payments, we will credit these amounts to your Contract within one business day. Our business day closes when the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

RIGHT TO EXAMINE CONTRACT

If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it (or the period required in your state). When you cancel the Contract within this time period, ULA will not assess a contingent deferred sales charge. You will receive back whatever your Contract is worth on the day we receive your request. In certain states or if you have purchased the Contract as an IRA, we may be required to give you back your Purchase Payment if you decide to cancel your Contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will allocate your Purchase Payment(s) received during the right to examine period to a money market portfolio (except for any portion of your Purchase Payment(s) which you selected to be allocated to the Fixed Account and/or the Interest Adjustment Account) for 15 days. (In some states, the period may be longer.) At the end of the period, we will re-allocate your Purchase Payment as you selected.


ACCUMULATION UNITS

     The value of the portion of your Contract allocated to the Portfolios will go up or down depending upon the investment performance of the Portfolio(s) you choose. The value of your Contract will also depend on the expenses of the Contract. In order to keep track of the value of your Contract, we use a measurement called an Accumulation Unit (which is like a share of a mutual fund).

     Every business day we determine the value of an Accumulation Unit by multiplying the Accumulation Unit value for the previous period by a factor for the current period. The factor is determined by:

     1. dividing the value of a Portfolio share at the end of the current period by the value of a Portfolio share for the previous period; and

     2. subtracting from that amount any insurance charges.

     The value of an Accumulation Unit may go up or down from day to day.

     When you make a Purchase Payment, we credit your Contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit for that Portfolio.

     We calculate the value of an Accumulation Unit for each Portfolio after the New York Stock Exchange closes each day and then credit your Contract accordingly.

EXAMPLE:

     On Tuesday we receive an additional Purchase Payment of $4,000 from you. You have told us you want this to go to the Alger American Growth Portfolio. When the New York Stock Exchange closes on that Tuesday, we determine that the value of an Accumulation Unit for investment in the Alger American Growth Portfolio is $11.25. We then divide $4,000 by $11.25 and credit your Contract on Tuesday night with 355.56 Accumulation Units for the Alger American Growth Portfolio.

                               INVESTMENT OPTIONS

     When you buy the Contract you have the opportunity to allocate your money to: (1) the Fixed Account; (2) the Interest Adjustment Account; and (3) the Portfolios set forth below. Additional Portfolios may be available in the future.

     YOU SHOULD READ THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS ACCOMPANY THIS PROSPECTUS.


AIM VARIABLE INSURANCE FUNDS, INC.

     A I M Advisors, Inc. serves as the Fund's investment adviser. The Fund is comprised of thirteen funds, the following five of which are available under the Contract:

     AIM V.I. Capital Appreciation Fund
     AIM V.I. Diversified Income Fund
     AIM V.I. Growth Fund
     AIM V.I. Growth and Income Fund
     AIM V.I. International Equity Fund

THE ALGER AMERICAN FUND

     Fred Alger Management, Inc. is the investment manager. The Trust is comprised of six Portfolios, the following one of which is available under the
Contract:

     Alger American Growth Portfolio

DREYFUS STOCK INDEX FUND

     The Dreyfus Corporation serves as the Fund's manager and Mellon Equity Associates serves as the Fund's index fund manager.

DREYFUS VARIABLE INVESTMENT FUND

     The Dreyfus Corporation serves as the investment adviser. The Fund is comprised of thirteen Portfolios, the following one of which is available under the Contract:

     Growth and Income Portfolio

FEDERATED INSURANCE SERIES

     Federated Advisers is the investment adviser to each Fund. The Trust has eight separate Funds, the following five of which are available under the
Contract:

     Federated American Leaders Fund II (a capital growth portfolio) Federated High Income Bond Fund II
     Federated Prime Money Fund II
     Federated Utility Fund II
     Federated Fund for U.S. Government Securities II

 MFS(R) VARIABLE INSURANCE TRUST(SM)

     Massachusetts Financial Services Company is the investment adviser to each Series. The Trust is comprised of twelve Series, the following five of which are available under the Contract:

     MFS Emerging Growth Series
     MFS Growth With Income Series
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series

MORGAN STANLEY UNIVERSAL FUNDS, INC.

     Morgan Stanley Asset Management Inc. serves as the investment adviser for the Emerging Markets Debt, Equity Growth and Global Equity Portfolios. Miller, Anderson & Sherred, LLP serves as the investment adviser for the High-Yield and Value Portfolios. The Fund is comprised of eighteen portfolios, the following five of which are available under the Contract:

     Emerging Markets Debt Portfolio
     Equity Growth Portfolio
     Global Equity Portfolio
     High-Yield Portfolio
     Value Portfolio (an equity value portfolio)

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

     Each portfolio of Neuberger & Berman Advisers Management Trust invests in a corresponding series of Advisers Managers Trust. All series of Advisers Managers Trust are managed by Neuberger & Berman Management Incorporated. The following are available under the Contract:

     AMT Guardian Portfolio (a capital appreciation and secondarily, current income portfolio)
     AMT Limited Maturity Bond Portfolio
     AMT Mid-Cap Growth Portfolio
     AMT Partners Portfolio (a capital growth portfolio)


SCUDDER VARIABLE LIFE INVESTMENT FUND

     Scudder, Stevens & Clark, Inc. is the investment adviser to the Fund. The Fund is comprised of seven Portfolios, the following two of which are available under the Contract:

     Money Market Portfolio
     International Portfolio, Class A

VAN ECK WORLDWIDE INSURANCE TRUST

     Van Eck Associates Corporation is the investment adviser to the Fund. The Trust is comprised of five funds, the following one of which is available under the Contract:

     Worldwide Hard Assets Fund

WARBURG PINCUS TRUST

     Warburg Pincus Asset Management, Inc. serves as the investment adviser to the Trust. The Trust is comprised of seven portfolios, the following three of which are available under the Contract:

     Fixed Income Portfolio
     International Equity Portfolio
     Post-Venture Capital Portfolio (a long-term capital growth portfolio)



     Shares of the Portfolios are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and (with respect to certain of the Portfolios) variable life insurance policies of various life insurance companies which may or may not be affiliated. The Portfolios do not believe that offering their shares in this manner will be disadvantageous to you. Nevertheless, the Board of Trustees or the Board of Directors, as applicable, intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in a Portfolio. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect such Portfolio's net asset value per share.

VOTING RIGHTS

     ULA is the legal owner of the Portfolio shares. However, ULA believes that when a Portfolio solicits proxies in conjunction with a shareholder vote, it is required to obtain from you and other Contract owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that ULA owns on its own behalf. Should ULA determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

     ULA may be required to substitute one of the Portfolios you have selected with another Portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this.

TRANSFERS

     During the Accumulation Phase, you can transfer money among the Portfolios, the Fixed Account and the Interest Adjustment Account, after the right to examine contract period is over. During the Accumulation Phase, ULA currently allows you to make as many transfers as you want to each year. However, this product is not designed for professional market timing organizations or other individuals using programmed and frequent transfers. Such activity may be disruptive to a Portfolio. We reserve the right to stop or prohibit these types of transfers if we determine that they could harm a Portfolio.

     If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is the lesser of $25 per transfer or 2% of the amount transferred. The following applies to any transfer:

     1. The minimum amount which you can transfer is $250 from an Account or your entire value in the Account. This requirement is waived if the transfer is in connection with the Dollar Cost Averaging Program (which is described below).

     2. You cannot make transfers during the right to examine contract period.

     3. The minimum amount which must remain in an Account after a transfer is $500, or $0 if the entire amount in the Account is transferred.

     4. The maximum amount which can be transferred from the Fixed Account to the Portfolios is 25% of the value of your Contract in the Fixed Account in any one Contract year. This requirement is waived if the transfer is made pursuant to the Dollar Cost Averaging or Rebalancing Programs.

     5. The maximum amount which can be transferred from each Guarantee Period in the Interest Adjustment Account to the Portfolios, the Fixed Account or another Guarantee Period of the Interest Adjustment Account is 25% of the value of your Contract in the Interest Adjustment Account as of the beginning of the current Contract year. If there was no Contract value in the Interest Adjustment Account at the beginning of the year, then the transfer is limited to 25% of the Purchase Payment allocated to the Interest Adjustment Account.

     6. We reserve the right, at any time, to terminate, suspend or modify the transfer privileges described above.

     7. You cannot make transfers during the Income Phase.

     You can make transfers by telephone during the Accumulation Phase. We may allow you to authorize someone else to make transfers by telephone on your behalf. If you own the Contract with a Joint Owner, unless ULA is instructed otherwise, ULA will accept telephone instructions from either one of you. ULA will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We may tape record all telephone instructions. The telephone privilege may be discontinued at any time.

DOLLAR COST AVERAGING PROGRAM

     The Dollar Cost Averaging Program allows you to systematically transfer a set amount of money on a monthly, quarterly or semi-annual basis from a money market portfolio or the Fixed Account to one or more Portfolios. Transfers to the Fixed Account or Interest Adjustment Account are not permitted under Dollar Cost Averaging. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase. The minimum amount which may be transferred is $50 (per Portfolio). We will notify you for instructions if at any time the value of the money market portfolio or the Fixed Account is not sufficient to make the requested transfer.

     All Dollar Cost Averaging transfers will be made at any time prior to the 25th of a calendar month. If you choose this Program, you must participate in it for at least one year.

     If you participate in the Dollar Cost Averaging Program, the transfers made under the Program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and the Rebalancing Program at the same time.

     We reserve the right to terminate, suspend or modify the Dollar Cost Averaging Program.

REBALANCING PROGRAM

     Once your money has been invested, the performance of the Portfolios and the earnings from the Fixed Account and Guarantee Periods of the Interest Adjustment Account may cause your allocation to shift. The Rebalancing Program is designed to help you maintain your specified allocation mix among the different Portfolios. You can direct us to readjust your money quarterly, semi-annually or annually to return to your particular percentage allocations. The value of your Contract must be at least $5,000 to have transfers made under this Program. You may not rebalance your money in the Fixed Account or the Interest Adjustment Account. If you participate in the Rebalancing Program, the transfers made under the Program are not taken into account in determining any transfer fee. You may not participate in the Rebalancing Program and the Dollar Cost Averaging Program at the same time.

ASSET ALLOCATION PROGRAMS

     ULA understands the importance of having available on a continuous basis advice from a financial adviser regarding your investments in the Contract (asset allocation program). Certain investment advisers have made arrangements with us to make their services available to you. ULA has not made any independent investigation of these advisers and is not endorsing such programs. You may be required to enter into an advisory agreement with your investment adviser. You are responsible for the compensation of the adviser you choose.

     Under certain asset allocation programs, if you are under age 59 1/2, you will be billed for the services of the investment adviser. If you are 59 1/2 or older, ULA will, pursuant to an agreement with you, make a partial withdrawal from the value of your Contract to pay for the services of the investment adviser. If the Contract is Non-Qualified, the withdrawal will be treated like any other distribution and will be includible in gross income for federal tax purposes and, under certain circumstances, may be subject to a tax penalty.

                                   PERFORMANCE

     ULA may periodically advertise performance of the various Portfolios. ULA will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the insurance charges, the contract maintenance charge and the expenses of the Portfolio. It does not reflect the deduction of any applicable contingent deferred sales charge. The deduction of any applicable contingent deferred sales charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charges and the expenses of the Portfolios.

     The Portfolios have been in existence for some time and have investment performance history. However, the Contracts are relatively new. In order to demonstrate how the actual investment experience of the Portfolios may affect your Accumulation Unit values, ULA prepares performance information. The perf-ormance is based on the performance of the Portfolios, modified to reflect the charges and expenses of your Contract as if it had been in existence for the time periods shown. ULA will also provide standardized total return performance figures for the Accumulation Unit values for the applicable time periods, where available. The information is based upon the historical experience of the Portfolios and does not necessarily represent what your investment would earn in those Portfolios.

     From time to time, we may advertise the money market portfolio's yield and effective yield. ULA may also in the future advertise yield information for one or more of the other Portfolios. If it does, it will provide you with information regarding how yield is calculated. More detailed information regarding how performance is calculated is found in the SAI.

     Any performance advertised will be based on historical data and does not guarantee future results of the Portfolios.

                                    EXPENSES

     There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are:

INSURANCE CHARGES

     We deduct insurance charges each day. We do this as part of the calculation of the value of the Accumulation Units. The insurance charges are: 1) the mortality and expense risk charge and 2) the administrative charge.

     Mortality and Expense Risk Charge.

     Death Benefit Option 1 (Enhanced Death Benefit Rider). The Mortality and Expense Risk Charge for Contracts with the Enhanced Death Benefit Rider is equal, on an annual basis, to 1.52% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses.

     Death Benefit Option 2 (Standard Death Benefit). The Mortality and Expense Risk Charge for Contracts with the Standard Death Benefit is equal, on an annual basis, to 1.25% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses.

     This charge compensates us for all the insurance benefits provided by your Contract (for example, the guarantee of annuity rates, the death benefits, certain expenses related to the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract).

     Administrative Charge. This charge is equal, on an annual basis, to .15% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses. This charge, together with the contract maintenance charge (which is explained below), is for all the expenses associated with the administration of the Contract. Some of these expenses include: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

CONTRACT MAINTENANCE CHARGE

     Every year on the anniversary of the date when your Contract was issued, ULA deducts $30 from your Contract as a contract maintenance charge. During the Accumulation Phase, if the value of your Contract is at least $75,000 when the deduction for the charge is to be made, ULA will not deduct this charge. If you make a complete withdrawal from your Contract, the contract maintenance charge will also be deducted. During the Income Phase, no contract maintenance charge will be deducted. This charge is for administrative expenses (see above) and cannot be increased.

CONTINGENT DEFERRED SALES CHARGE

     Withdrawals may be subject to a contingent deferred sales charge. During the Accumulation Phase, you can make withdrawals from your Contract (see the "Withdrawals" section). ULA keeps track of each Purchase Payment you make. The amount of the contingent deferred sales charge depends upon how long ULA has had your payment. The charge is calculated at the time of each withdrawal and will be deducted from the value remaining in your Contract. The charge is:

Number of complete years from receipt of                                                                         10 years
  Purchase Payment:                          0      1      2      3      4      5      6      7      8      9    or more
Contingent Deferred Sales Charge:          8.5%   8.0%   7.5%   7.0%   6.5%   6.0%   5.0%   4.0%   3.0%   2.0%      0%

     However, after ULA has had a Purchase Payment for 10 years, there is no charge when you withdraw that Purchase Payment. For purposes of the contingent deferred sales charge, ULA treats withdrawals as coming from the oldest Purchase Payments first. ULA does not assess the contingent deferred sales charge on any payments paid out as Annuity Payments or as death benefits.

     NOTE: For tax purposes, withdrawals are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

     Free Withdrawal Amount -- You can make a partial withdrawal without incurring a contingent deferred sales charge of the "free withdrawal amount." The free withdrawal amount is equal to the greater of: (a) earnings, or (b) 10% of remaining Purchase Payments at the beginning of the current year. If your withdrawal is not on a Contract anniversary, the free withdrawal amount is equal to the free withdrawal amount at the beginning of the Contract year less amounts withdrawn without the contingent deferred sales charge during the current Contract year. If you make a complete withdrawal, the free withdrawal amount is not available. Any amounts withdrawn as the free withdrawal amount will not be subject to an Interest Adjustment.

     In addition, in certain states, you can make a total or partial withdrawal and ULA will not deduct the contingent deferred sales charge if you are confined to a skilled nursing home facility for 90 consecutive days after the first Contract year.

REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

     ULA may reduce or eliminate the amount of the contingent deferred sales charge when the Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with ULA. ULA will not deduct a contingent deferred sales charge under a Contract issued to an officer, director or employee of ULA or any of its affiliates. Any circumstances resulting in the reduction or elimination of the contingent deferred sales charge requires our prior approval.

TRANSFER FEE

     You can make 12 free transfers every year. We measure a year from the day we issue your Contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less, for each additional transfer.

     If the transfer is part of the Dollar Cost Averaging or Rebalancing Programs, it will not count in determining the transfer fee.

PREMIUM TAXES

     Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. ULA is responsible for the payment of these taxes and will make a deduction from the value of your Contract for them. Some of these taxes are due when the Contract is issued, others are due when Annuity Payments begin. It is ULA's current practice to pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 4.0%, depending on the state.

INCOME TAXES

     ULA will deduct from the Contract any income taxes which it may incur because of the Contract. Currently, ULA is not making any such deductions.

PORTFOLIO EXPENSES

     There are deductions from and expenses paid out of the assets of the various portfolios which are described in the prospectuses for the Portfolios.

                                      TAXES

NOTE: ULA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. ULA HAS INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

     Annuity contracts are a means of setting aside money for future needs -- usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

     Basically, these rules provide that you will not be taxed on the earnings on the money held in your annuity Contract until you take the money out. This is referred to as Tax Deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of Contract -- Qualified or Non-Qualified (see following sections).

     You, as the Owner, will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal or as Annuity Payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity Payments received after you have received all of your Purchase Payments are fully includible in income.

     When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation or certain other entities other than tax-qualified trusts), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of Tax Deferral. Income may be taxed as ordinary income every year.

QUALIFIED AND NON-QUALIFIED CONTRACTS

     If you purchase the Contract under a Qualified plan, your Contract is referred to as a Qualified Contract. Examples of Qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) Contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), pension and profit-sharing plans, which include 401(k) plans and Section 457 Deferred Compensation Plans.

     If you do not purchase the Contract under a Qualified plan, your Contract is referred to as a Non-Qualified Contract.

WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     If you make a withdrawal from your Contract, the Code treats such a withdrawal as first coming from earnings and then from your Purchase Payments. In most cases, such withdrawn earnings are includible in income.

     The Code also provides that any amount received under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer; (5) paid under an immediate annuity; or (6) which come from purchase payments made prior to August 14, 1982.

WITHDRAWALS -- QUALIFIED CONTRACTS

     The above information describing the taxation of Non-Qualified Contracts does not apply to Qualified Contracts. There are special rules that govern Qualified Contracts. A more complete discussion of withdrawals from Qualified Contracts is contained in the Statement of Additional Information.

WITHDRAWALS -- TAX-SHELTERED ANNUITIES

     The Code limits the withdrawal of purchase payments made by owners from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the purchase payments and not any earnings.

DIVERSIFICATION

     The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. ULA believes that the Portfolios are being managed so as to comply with the requirements.

     Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not ULA would be considered the owner of the shares of the Portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent under federal tax law Contract Owners are permitted to select Portfolios, to make transfers among the Portfolios or the number and type of Portfolios Owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the Owner of the Contract, could be treated as the owner of the Portfolios.

     Due to the uncertainty in this area, ULA reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

                                   WITHDRAWALS

     You can have access to the money in your Contract: (1) by making a withdrawal (either a partial or a total withdrawal); (2) by receiving Annuity Payments; or (3) when a death benefit is paid to your Beneficiary. Withdrawals can only be made during the Accumulation Phase.

     When you make a complete withdrawal you will receive the value of the Contract on the day you made the withdrawal less any applicable contingent deferred sales charge, less any premium tax and less any contract maintenance charge. (See "Expenses" for a discussion of the charges.) A partial withdrawal is taken first from the value of the Contract for which the free withdrawal provision applies and then from the value for which there is no waiver.

     Any partial withdrawal must be for at least $500 (unless it is made under the Systematic Withdrawal Program, see below). Unless you tell us otherwise, partial withdrawals will be made pro-rata from the Portfolios. ULA requires that after you make a partial withdrawal the value of your Contract must be at least $2,000 and the value of any Account must be at least $500. A partial withdrawal from the Fixed Account or the Interest Adjustment Account is made first from the one year Fixed Account Guarantee Period and then next from the Guarantee Period of the shortest remaining duration and then from the Guarantee Period with the earliest effective date where the Guarantee Periods are of the same duration. A withdrawal from the Interest Adjustment Account may be subject to an adjustment.


     INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

     There are limits to the amount you can withdraw from a Qualified plan referred to as a 403(b) plan. For a more complete explanation see -- Taxes and the discussion in the SAI.

SYSTEMATIC WITHDRAWAL PROGRAM

     If the value of your Contract is at least $12,000, ULA offers a Program which provides automatic periodic payments to you each year. Systematic withdrawals can be made at any time, including during the first year. You can instruct us how much you want to withdraw under the Program as long as each payment is at least $100. You may terminate systematic withdrawals by giving us thirty (30) days prior written notice. We do not currently charge for systematic withdrawals but reserve the right to charge for them in the future. The contingent deferred sales charge may apply to systematic withdrawals (see "Expenses"). Systematic withdrawals are available for Qualified and Non-Qualified Contracts.

     INCOME TAXES AND TAX PENALTIES MAY APPLY TO SYSTEMATIC WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

     ULA may be required to suspend or postpone payments for withdrawals or transfers for any period when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2. trading on the New York Stock Exchange is restricted;

     3. an emergency exists as a result of which disposal of the Portfolio shares is not reasonably practicable or ULA cannot reasonably value the Portfolio shares;

     4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

     ULA has reserved the right to defer payment for a withdrawal or transfer from the Fixed Account or the Interest Adjustment Account for the period permitted by law but not for more than six months.

                                  DEATH BENEFIT

  Upon Your Death

     If you die during the Accumulation Phase, ULA will pay a death benefit to your Beneficiary (see below). No death benefit is paid during the Income Phase. If you have a Joint Owner, and the Joint Owner dies, the surviving Owner will be considered the primary Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. Joint Owners must be spouses.

  Death Benefit

     You can select Death Benefit Option 1 (Enhanced Death Benefit Rider) or Death Benefit Option 2 (Standard Death Benefit). If you bought your Contract before May 1, 1998, your Contract has Death Benefit Option 1 (Enhanced Death Benefit Rider). On your next Contract anniversary after May 1, 1998, you can make a one time only election to choose Death Benefit Option 2 (Standard Death Benefit).

Death Benefit Option 1 (Enhanced Death Benefit Rider)

     If you select Death Benefit Option 1, the death benefit will be the value of your Contract in the Fixed Account and the Interest Adjustment Account plus the greatest of:

     (a) the value of your Contract invested in the Portfolios as of the date ULA receives proof of death and an election for the method of payment; or

     (b) the Purchase Payments you have made which are invested in the Portfolios, less any money taken out and transfers from the Portfolios (and related contingent deferred sales charges and transfer fees) (referred to as "net purchase payments"), increased by 6% per year up to the first Contract anniversary after your 75th birthday (up to a maximum of two times the net purchase payment); or

     (c) the highest reset value up to the date of death. The reset value is the value of your Contract invested in the Portfolios on each 10th Contract anniversary prior to your 85th birthday, plus Purchase Payments you have made after such Contract anniversary and invested in the Portfolios, less any money taken out and transfers from the Portfolios after such anniversary and any related contingent deferred sales charges and transfer fees.

Death Benefit Option 2 (Standard Death Benefit)

     If you select Death Benefit Option 2, the death benefit will be the greater of:

     (a) the Purchase Payments you have made, less any money you have taken out and related contingent deferred sales charges; or

     (b) the value of your Contract on the date we receive both proof of death and an election for the payment method.

     A Beneficiary may request that the death benefit be paid in one of the following ways: (1) lump sum payment of the death benefit; (2) payment of the entire death benefit within 5 years of the date of death; or (3) payment of the death benefit under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payment must begin within one year of the date of death. Any portion of the death benefit not applied under (3) above within one year of the date of the Owner's death must be distributed within five years of the date of death.

     If the Beneficiary is the spouse of the Owner, he/she can choose to continue the Contract in his/her own name at the then current value, elect a lump sum payment of the death benefit or apply the death benefit to an Annuity Option. Payment to the Beneficiary, other than in a lump sum, may only be elected during the sixty-day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within seven days.

     If you (or any Joint Owner) die during the Income Phase and you are not the Annuitant, any payments which are remaining under the Annuity Option selected will continue at least as rapidly as they were being paid at your death. If you die during the Income Phase, the Beneficiary becomes the Owner.

  Death of Annuitant

     If the Annuitant, who is not an Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant. If a new Annuitant is not named within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Owner is a non-natural person (e.g., a corporation), then the death of the Annuitant will be treated as the death of the Owner, and a new Annuitant may not be named.

     If the Annuitant dies after Annuity Payments have begun, the remaining amounts payable, if any, will be as provided for in the Annuity Option selected. The remaining amounts payable will be paid to the Owner at least as rapidly as they were being paid at the Annuitant's death.

                                OTHER INFORMATION

ULA

     United Life & Annuity Insurance Company (ULA), 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809-2264, is a stock life insurance company domiciled in Louisiana and organized in 1955. ULA is authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. On July 24, 1996, Pacific Life and Accident Insurance Company (PLAIC) acquired one hundred percent ownership of ULA. PLAIC is a wholly-owned subsidiary of PennCorp Financial Group, Inc. (PennCorp). PennCorp is a publicly-traded insurance holding company, the principal subsidiaries of which are insurance companies.


Year 2000

     In October 1997, ULA developed a plan to convert its computer systems to be Year 2000 compliant. The plan provides for the conversion efforts to be completed by the end of 1998. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. The total cost of the plan is estimated to be $.9 million and is being funded through operating cash flows. ULA is expensing all costs associated with these systems changes as the costs are incurred. As of December 31, 1997, no external expenses have been incurred.

THE SEPARATE ACCOUNT

     ULA established a separate account, United Life & Annuity Separate Account One (Separate Account), to hold the assets that underlie the Contracts. Prior to May 1, 1997, the Separate Account was known as United Companies Separate Account One. Our Board of Directors adopted a resolution to establish the Separate Account under Louisiana insurance law on November 2, 1994. ULA has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into sub-accounts. Each sub-account invests in a portfolio.

     The assets of the Separate Account are held in ULA's name on behalf of the Separate Account and legally belong to ULA. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other Contracts we may issue.

DISTRIBUTION

     United Variable Services, Inc. (UVS), 8545 United Plaza Boulevard, Baton Rouge, Louisiana 70809-2264, acts as the distributor of the Contracts. UVS is a wholly-owned subsidiary of ULA. Commissions will be paid to broker-dealers who sell the Contracts.

FINANCIAL STATEMENTS

     The financial statements of ULA and the Separate Account have been included in the Statement of Additional Information.


                   APPENDIX - CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following schedule includes Accumulation Unit values for the periods indicated. This data has been taken from the Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes thereto which appear in the Statement of Additional Information. The unit values below reflect asset-based charges for Contracts with Death Benefit Option 1. Death Benefit Option 2 was not available until May 1, 1998.

                                                                                                  PERIOD FROM       PERIOD FROM
                                                                                                  COMMENCEMENT     COMMENCEMENT
                                                                 DATE OF                        OF OPERATIONS OR   OF OPERATIONS
                                                              COMMENCEMENT    FOR YEAR ENDED     FOR YEAR ENDED       THROUGH
                                                              OF OPERATIONS      12-31-97          12-31-96         12-31-95
                                                              -------------   ----------------   -------------     -------------
ALGER AMERICAN GROWTH SUB-ACCOUNT
 Unit value at beginning of period.........................    12/15/95         $11.21            $  10.05          $ 10.00
  Unit value at end of period...............................                    $13.86            $  11.21          $ 10.05
  Number of units outstanding at end of period..............                   468,836             223,099            6,521
DREYFUS STOCK INDEX SUB-ACCOUNT
  Unit value at beginning of period.........................    12/15/95        $12.24            $  10.15          $ 10.00
  Unit value at end of period...............................                    $16.00            $  12.24          $ 10.15
  Number of units outstanding at end of period..............                   452,144             161,011            4,041
DREYFUS GROWTH AND INCOME SUB-ACCOUNT
  Unit value at beginning of period.........................      1/2/96        $12.44            $  10.48              N/A
  Unit value at end of period...............................                    $14.22            $  12.44
  Number of units outstanding at end of period..............                   302,332             109,336

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II SUB-ACCOUNT
  Unit value at beginning of period.........................      1/2/96        $10.39            $  10.14              N/A
  Unit value at end of period...............................                    $11.09            $  10.39
  Number of units outstanding at end of period..............                   126,966              22,384
FEDERATED HIGH INCOME BOND FUND II SUB-ACCOUNT
  Unit value at beginning of period.........................    12/15/95        $11.42            $  10.16          $ 10.00
  Unit value at end of period...............................                    $12.79            $  11.42          $ 10.16
  Number of units outstanding at end of period..............                   251,706             163,448              456
FEDERATED UTILITY FUND II SUB-ACCOUNT
  Unit value at beginning of period.........................     2/21/96        $11.30            $  10.30              N/A
  Unit value at end of period...............................                    $14.07            $  11.30
  Number of units outstanding at end of period..............                   101,704              37,035
MFS EMERGING GROWTH SUB-ACCOUNT
  Unit value at beginning of period.........................    12/15/95        $11.73            $  10.19          $ 10.00
  Unit value at end of period...............................                    $14.06            $  11.73          $ 10.19
  Number of units outstanding at end of period..............                   570,885             199,515              100
MFS TOTAL RETURN SUB-ACCOUNT
  Unit value at beginning of period.........................    12/15/95        $11.52            $  10.25          $ 10.00
  Unit value at end of period...............................                    $13.75            $  11.52          $ 10.25
  Number of units outstanding at end of period..............                   456,676             121,925            2,346
SCUDDER INTERNATIONAL, CLASS A SUB-ACCOUNT
  Unit value at beginning of period.........................    12/15/95        $11.42            $  10.11          $ 10.00
  Unit value at end of period...............................                    $12.24            $  11.42          $ 10.11
  Number of units outstanding at end of period..............                   259,395             101,078                6
SCUDDER MONEY MARKET SUB-ACCOUNT
  Unit value at beginning of period.........................    11/28/95        $10.37            $  10.04          $ 10.00
  Unit value at end of period...............................                    $10.73            $  10.37          $ 10.04
  Number of units outstanding at end of period..............                   417,429             210,903            7,407
VAN ECK WORLDWIDE HARD ASSETS SUB-ACCOUNT
  Unit value at beginning of period.........................      1/2/96        $11.77            $  10.14              N/A
  Unit value at end of period...............................                    $11.38            $  11.77
  Number of units outstanding at end of period..............                    23,835               7,122

The AIM V.I. Capital Appreciation, AIM V.I. Diversified Income, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. International Equity, Federated American Leaders Fund II, Federated Prime Money Fund II, MFS Growth With Income, MFS Research, MFS Utilities, Morgan Stanley Emerging Markets Debt, Morgan Stanley Equity Growth, Morgan Stanley Global Equity, Morgan Stanley High-Yield, Morgan Stanley Value, AMT Guardian, AMT Limited Maturity Bond, AMT Mid-Cap Growth, AMT Partners, Warburg Pincus Fixed Income, Warburg Pincus International Equity, Warburg Pincus Post-Venture Capital Sub-Accounts had not commenced operations as of December 31, 1997. Therefore, no accumulation unit values are presented above for them.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Company
Independent Auditors
Legal Opinions
Distributor
Reduction or Elimination of the Contingent Deferred Sales
  Charge
Yield Calculation For Money Market Portfolio
Calculation of Performance Information
Federal Tax Status
Annuity Provisions
Financial Statements


Please send me, at no charge, the Statement of Additional Information dated May 1, 1998 for the SpectraDirect Fixed and Variable Annuity Contract issued by United Life & Annuity Insurance Company.

               (Please print or type and fill in all information)

     ----------------------------------------------------------------------
     Name

     ----------------------------------------------------------------------
     Address

     ----------------------------------------------------------------------
     City                           State                          Zip Code

ULV-AD-4009SD (5/98)

--------------------------------------   -------------------
--------------------------------------   Put stamp here
--------------------------------------   The Post Office will
                                         not deliver mail
                                         without postage.
                                         -------------------

                          United Life & Annuity Insurance Company
                          Variable Annuity Service Center
                          851 SW Sixth Avenue, Suite 700
                          Portland, OR 97204-1346

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering, other than those contained in this prospectus.






Issued by:

UNITED LIFE & ANNUITY INSURANCE COMPANY
A Member of the PennCorp Financial Group of Companies

PO Box 260100, Baton Rouge, LA 70826-0100
8545 United Plaza Blvd, Baton Rouge, LA 70809-2264

Distributed by United Variable Services, Inc., Member NASD



                       STATEMENT OF ADDITIONAL INFORMATION

                INDIVIDUAL AND GROUP FIXED AND VARIABLE DEFERRED
                                ANNUITY CONTRACTS

                                    ISSUED BY

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE


                                      AND

                    UNITED LIFE & ANNUITY INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1998, FOR THE INDIVIDUAL AND GROUP FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS WHICH ARE REFERRED TO HEREIN.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE THE COMPANY AT: UNITED LIFE & ANNUITY INSURANCE COMPANY, P.O. BOX 260100, BATON ROUGE, LOUISIANA 70826-0100, (800) 825-7568.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 1998.



                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Company.....................................................    3
Independent Auditors........................................    3
Legal Opinions..............................................    4
Distributor.................................................    4
Reduction or Elimination of the Contingent Deferred Sales
  Charge....................................................    4
Yield Calculation For Money Market Portfolio................    5
Calculation of Performance Information......................    6
Federal Tax Status..........................................    9
Annuity Provisions..........................................   18
Financial Statements........................................   18


                                     COMPANY

     United Life & Annuity Insurance Company ("ULA" or the "Company") is a stock life insurance company domiciled in Louisiana and organized in 1955. ULA is licensed to do business in 47 states, the District of Columbia and Puerto Rico. On or about May 1, 1997, ULA changed its name from United Companies Life Insurance Company to its present name.

     On July 24, 1996, Pacific Life and Accident Insurance Company ("PLAIC") acquired one hundred percent ownership of the Company from United Companies Financial Corporation ("UCFC"), including its wholly-owned subsidiary United Variable Services, Inc., a registered broker-dealer which acts as the principal underwriter of the Contracts issued by the Company (the "Acquisition").

     Under the terms of the Acquisition, the sales price was comprised of cash, estimated, as of January 30, 1996, to be $109 million, and real estate and other assets owned by the Company to be distributed to UCFC prior to the acquisition. The real estate to be distributed included portions of the United Plaza office park, including UCFC's home office. In addition, UCFC purchased a convertible promissory note from an affiliate of the purchaser for $15 million in cash. The purchaser also agreed that the Company would continue to be an investor in first lien home equity loans originated by UCFC's lending operations and that the purchaser would use commercially reasonable efforts to maintain the Company's home office operations in its present location in Baton Rouge, Louisiana following the closing for at least two years.

     PLAIC is a Texas domestic life insurance company, formed on May 31, 1985. PLAIC is a wholly-owned life insurance subsidiary of PennCorp Financial Group, Inc. ("PennCorp") and acts as the holding company for the stock of Pennsylvania Life Insurance Company and Professional Insurance Corporation.

     PennCorp is a publicly-traded insurance holding company the principal subsidiaries of which are insurance companies with operations throughout the United States and Canada, the executive offices of which are located in Baton Rouge, Louisiana, Raleigh, North Carolina, Waco, Texas and Toronto, Canada.

                              INDEPENDENT AUDITORS

     The consolidated financial statements and financial statement schedules of United Life & Annuity Insurance Company and subsidiary as of December 31,
1997 and 1996 and for the year ended December 31, 1997 and for the periods from July 24, 1996 to December 31, 1996 and January 1, 1996 to July 23, 1996 and the financial statements of United Life & Annuity Separate Account One as of December 31, 1997 and for the year then ended have been audited by KPMG Peat Marwick LLP, independent auditors, as stated in their reports appearing herein.


     The financial statements of United Life & Annuity Insurance Company and subsidiary for the year ended December 31, 1995 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

                                 LEGAL OPINIONS

     Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts.

                                   DISTRIBUTOR

     United Variable Services, Inc., a wholly-owned subsidiary of the Company, acts as the distributor. The offering is on a continuous basis.

        REDUCTION OR ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

     The amount of the Contingent Deferred Sales Charge on the Contracts may be reduced or eliminated when sales of the Contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the Contingent Deferred Sales Charge will be determined by the Company after examination of the following factors: 1) the size of the group; 2) the total amount of purchase payments expected to be received from the group; 3) the nature of the group for which the Contracts are purchased, and the persistency expected in that group; 4) the purpose for which the Contracts are purchased and whether that purpose makes it likely that expenses will be reduced; and 5) any other circumstances which the Company believes to be relevant to determining whether reduced sales or administrative expenses may be expected. None of the reductions in charges for sales is contractually guaranteed.

     The Contingent Deferred Sales Charge will be eliminated when the Contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will any reduction or elimination of the Contingent Deferred Sales Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                  YIELD CALCULATION FOR MONEY MARKET PORTFOLIO

     The Money Market Portfolio will calculate its current yield based upon the seven days ended on the date of calculation. For the seven calendar days ended December 31, 1997, the annualized yield of the Money Market Portfolio was 3.46%.

     The current yield of the Money Market Portfolio is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing Owner account having a balance of one Accumulation Unit of the Portfolio at the beginning of the period, subtracting the Mortality and Expense Risk Charge, the Administrative Charge and the Contract Maintenance Charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

     The Money Market Portfolio computes its effective compound yield according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on Money Market Portfolio assets. For the seven calendar days ended December 31, 1997, the effective yield of the Money Market Portfolio was 3.52%.

     As of December 31, 1997, the yield calculations reflect only the charges of Contracts with Death Benefit Option 1 (Enhanced Death Benefit Rider). The Company will also present yield calculations which reflect Contracts with Death Benefit Option 2 (Standard Death Benefit).

     Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not.

     The yields quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Money Market Portfolio and changes in the interest rates on such investments, but also on changes in the Money Market Portfolio's expenses during the period.

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time.

                       CALCULATION OF PERFORMANCE INFORMATION

     From time to time, the Company may advertise performance data as described in the Prospectus. Any such advertisement will include total return figures for the time periods indicated in the advertisement. There will be different total return figures. One set will reflect the deduction of a 1.52% Mortality and Expense Risk Charge, a .15% Administrative Charge, the expenses for the under-lying Portfolio being advertised and any applicable Contract Maintenance Charge. Another set will reflect the deduction of a 1.25% Mortality and Expense Risk Charge, a .15% Administrative Charge, the expenses of the underlying Portfolio being advertised and any applicable Contract Maintenance Charge. Any such advertisement will also include average annual total returns for the time periods indicated in the advertisement and will reflect the deduction of the Mortality and Expense Risk Charge, the Administrative Charge, the Contract Maintenance Charge, the Contingent Deferred Sales Charge and the expenses for the underlying Portfolio being advertised.

     The hypothetical value of a Contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable contract maintenance charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

                                        n
                               P (1 + T)    = ERV

Where:
P      =   a hypothetical initial payment of $1,000
T      =   average annual total return
n      =   number of years
ERV    =   ending redeemable value at the end of the time periods used
           (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

     In addition to total return data, the Company may include yield information in its advertisements. For each Portfolio (other than the Money Market Portfolio) for which the Company will advertise yield, it will show a yield quotation based on a 30 day (or one month) period ended on the date of the most recent balance sheet of the Separate Account included in the registration statement, computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Unit on the last day of the period, according to the following formula:

                         Yield = 2 [(a - b + 1) 6 -1]
                                    -------
                                      cd

Where:  a    =    Net investment income earned during the period by the
                  Portfolio attributable to shares owned by the Sub-Account.
        b    =    Expenses accrued for the period (net of reimbursements).
        c    =    The average daily number of Accumulation Units outstanding during the period.
        d    =    The maximum offering price per Accumulation Unit on the last day of the period.

     The Company may also advertise performance data which will be computed on a different basis.

PERFORMANCE INFORMATION

     The Sub-Accounts of the Separate Account are relatively new and therefore have little or no meaningful investment performance history. However, the corresponding Portfolios have been in existence for some time and consequently have investment performance history. In order to demonstrate how the actual investment experience of the Portfolios affects Accumulation Unit values, the following performance information was developed. The information is based upon the historical experience of the Portfolios and is for the periods shown. There is also standardized performance shown based on the historical performance of the Portfolios for the periods commencing from the date on which a Sub-Account first invested in the Portfolio (Chart 3 below).

     Actual performance will vary and the results shown are not necessarily representative of future results. Performance for periods ending after those shown may vary substantially from the examples shown below. Chart 1 below shows the performance of the Accumulation Units calculated for a specified period of time assuming an initial Purchase Payment of $1,000 allocated to each Portfolio and a deduction of all charges and deductions (see "Expenses" in the Prospectus for more information). Chart 2 below is identical to Chart 1 except that it does not reflect the deduction of the Contingent Deferred Sales Charge ("CDSC"). Charts 1 and 2 reflect a mortality and expense risk charge for Contracts with the Death Benefit Option 1. Performance is not shown for Contracts with Death Benefit Option 2. The performance figures in the charts also reflect the actual fees and expenses paid by the Portfolio. The percentage increases are determined by subtracting the initial Purchase Payment from the ending value and dividing the remainder by the beginning value.

For the Periods Ended 12/31/97:
                                     CHART 1

(reflects the deduction of all fees and expenses for Contracts with Death Benefit Option 1 )


                                                                                        SINCE     PORTFOLIO
                                                                                      PORTFOLIO   INCEPTION
                                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    INCEPTION     DATE
                                            ------   -------   -------    --------    ---------   ---------
Alger American Growth.....................  15.87%   19.59%    13.87%          --      15.73%       1/9/89
Dreyfus Growth and Income.................   6.29%   27.31%       --           --      20.13%       5/2/94
Dreyfus Stock Index.......................  22.76%   25.95%    10.28%          --       8.30%      9/29/89
Federated High Income Bond II.............   3.95%    9.30%       --           --       3.44%       3/1/94
Federated Fund for U.S. Government
  Securities II...........................  (1.22)%   1.49%       --           --       0.79%      3/28/94
Federated Utility II......................  16.54%   15.15%       --           --       8.87%      2/10/94
MFS Emerging Growth.......................  11.89%      --        --           --      18.48%      7/24/95
MFS Total Return..........................  11.29%      --        --           --      17.02%       1/3/95
Scudder International.....................  (0.74)%   7.74%    10.04%        8.83%      7.01%       5/1/87
Van Eck Worldwide Hard Assets............. (11.91)%   5.04%    11.83%          --       4.23%       9/1/89

                                     CHART 2
       (reflects the deduction of all fees and expenses, except the CDSC, for Contracts with Death Benefit Option 1)

                                                                                         SINCE     PORTFOLIO
                                                                                       PORTFOLIO   INCEPTION
                                             1 YEAR   3 YEARS   5 YEARS    10 YEARS    INCEPTION     DATE
                                             ------   -------   -------    --------    ---------   ---------
Alger American Growth......................  23.67%   21.20%    14.58%          --      15.84%       1/9/89
Dreyfus Growth and Income..................  14.29%   28.74%       --           --      21.28%       5/2/94
Dreyfus Stock Index........................  30.76%   27.41%    11.06%          --       8.50%      9/29/89
Federated High Income Bond II..............  11.95%   11.22%       --           --       5.06%       3/1/94
Federated Fund for U.S. Government
  Securities II............................   6.78%    3.71%       --           --       2.57%      3/28/94
Federated Utility II.......................  24.54%   16.88%       --           --      10.25%      2/10/94
MFS Emerging Growth........................  19.89%      --        --           --      20.86%      7/24/95
MFS Total Return...........................  19.29%      --        --           --      18.82%       1/3/95
Scudder International......................   7.26%    9.72%    10.85%        8.83%      7.01%       5/1/87
Van Eck Worldwide Hard Assets..............  (3.31)%   7.11%    12.58%          --       4.49%       9/1/89

                                     CHART 3

   Average Annual Total Return for Periods Ending 12/31/97 for Contracts with
                            Death Benefit Option 1:

                                                                                SEPARATE
                                                                     SINCE       ACCOUNT
                                                                   SEPARATE     INCEPTION
                                                                    ACCOUNT      DATE IN
                                              1 YEAR    5 YEARS    INCEPTION    PORTFOLIO
                                              ------    -------    ---------    ---------
Alger American Growth.......................  15.87%        --      16.50%      12/15/95
Dreyfus Growth and Income...................   6.29%        --      12.86%        1/2/96
Dreyfus Stock Index.........................  22.76%        --      21.89%      12/15/95
Federated High Income Bond Fund II..........   3.95%        --       8.80%      12/15/95
Federated Fund for U.S. Government
  Securities II.............................  (1.22)%       --       0.72%        1/2/96
Federated Utility II........................  16.54%        --      12.99%       2/21/96
MFS Emerging Growth.........................  11.89%        --      15.50%      12/15/95
MFS Total Return............................  11.29%        --      12.79%      12/15/95
Scudder International.......................  (0.74)%       --       7.01%      12/15/95
Van Eck Worldwide Hard Asset................ (11.31)%       --       0.84%        1/2/96


     You should note that the investment results of each Portfolio will fluctuate over time, and any presentation of the Portfolio's total return or yield for any period should not be considered as a representation of what an investment may earn or what your total return or yield may be in any future period.

                                FEDERAL TAX STATUS

     NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

     Section 72 of the Code governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the Annuity Option elected. For a lump sum payment received as a total surrender (total redemption) or death benefit, the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludible amounts equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, Annuitants and Beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the Contract as an annuity contract would result in imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     On March 2, 1989, the Treasury Department issued regulations (Treas. Reg. 1.817-5) which established diversification requirements for the investment portfolios underlying variable contracts such as the Contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     The Company intends that all Portfolios underlying the Contracts will be managed by the investment advisers for the Portfolios in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, the Company reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year period to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year period.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

     Under Section 72(u) of the Code, the investment earnings on purchase payments for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to Contracts held by a trust or other entity as an agent for a natural person nor to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 or Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: (a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of 10 years or more; (b) distributions which are required minimum distributions; or (c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions). Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS -- NON-QUALIFIED CONTRACTS

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts.")

QUALIFIED PLANS

     The Contracts offered by the Prospectus are designed to be suitable for use under various types of Qualified Plans. Because of the minimum purchase payment requirements, these Contracts may not be appropriate for some periodic payment retirement plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications, depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

     On July 6, 1983, the Supreme Court decided in Arizona  Governing  Committee
v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

     Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available and described in this Statement of Additional Information. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals -- Qualified Contracts.")

a.   H.R. 10 Plans

     Section 401 of the Code permits self-employed individuals to establish Qualified Plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" plans. Contributions made to the Plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amounts of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See "Tax Treatment of Withdrawals -- Qualified Contracts.") Purchasers of Contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Tax-Sheltered Annuities

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the Contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals -- Qualified Contracts" and "Tax-Sheltered Annuities -- Withdrawal Limitations.") Employee loans are not allowed under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c.   Individual Retirement Annuities

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which may be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals -- Qualified Contracts.") Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.   Corporate Pension and Profit-Sharing Plans

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary, depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Participant loans are not allowed under the Contracts purchased in connection with these Plans. (See "Tax Treatment of Withdrawals -- Qualified
Contracts.") Purchasers of Contracts for use with Corporate Pension or Profit-Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS -- QUALIFIED CONTRACTS

     In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408(b) (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been properly rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his designated beneficiary; (d) distributions to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in items (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in item (c) applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

     Generally, distributions from a Qualified Plan must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2, or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES -- WITHDRAWAL LIMITATIONS

     The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of
Section 72(m)(7) of the Code); or (5) in the case of hardship. However, withdrawals for hardship are restricted to the portion of the Owner's Contract value which represents contributions by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, and to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

SECTION 457 -- DEFERRED COMPENSATION PLANS

     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish deferred compensation plans for the benefit of their employees which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these Plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the Plan. Under a Section 457 Plan, the plan assets remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the participant or beneficiary. However, for Plans established after August 20, 1996, it is required that plan assets must be held in trust for the benefit of plan participants and are not subject to the claims of the general creditors of the employer. Furthermore, this requirement must be met for all Plans no later than January 1, 1999. IN CERTAIN STATES, THE CONTRACTS MAY NOT BE AVAILABLE FOR USE IN CONNECTION WITH SECTION 457 PLANS.

                               ANNUITY PROVISIONS

     Currently, the Company makes available payment plans on a fixed basis only. (See the Prospectus for a description of the Annuity Options.)

                              FINANCIAL STATEMENTS

     The  financial   statements  of  the  Company  included  herein  should  be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts.






UNITED  LIFE  &  ANNUITY
SEPARATE  ACCOUNT  ONE


Financial  Statements
December  31,  1997  and  1996
Independent  Auditors'  Report

INDEPENDENT  AUDITORS'  REPORT





The  Board  of  Directors  of  United
Life  &  Annuity  Insurance  Company  and
Contractowners  of  United  Life  &  Annuity  Separate  Account  One:


We have audited the accompanying statements of assets and liabilities of the sub-accounts of United Life & Annuity Separate Account One as of December 31, 1997 and the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion of these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts of United Life & Annuity Separate Account One as of December 31, 1997, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.




/s/ KPMG Peat Marwick LLP
-------------------------
KPMG  Peat  Marwick  LLP


February  20,  1998


                                            UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                         DECEMBER 31, 1997

                                                    Alger              Dreyfus                           Federated
                                                ------------  --------------------------  ----------------------------------------
                                                                             Growth and   High Income    U.S. Govt
                                                   Growth     Stock Index      Income         Bond          Bond        Utility
                                                ------------  ------------  ------------  ------------  ------------  ------------
Assets
----------------------------------------------
Investments in mutual funds at market value:
  The Alger American Fund (Alger):
     Alger American Growth Portfolio -
       170,845.250 shares (cost $6,350,698). .  $  7,305,343
  The Dreyfus Variable Investment Fund
     (Dreyfus):
     Stock Index Portfolio - 309,125.817
       shares (cost $7,068,236)                               $  7,959,989
     Growth and Income Fund -
       227,931.673 shares (cost $4,761,408)                                 $  4,736,420
  Federated Investors (Federated):
     High Income Bond Fund II  -
       338,261.159 shares (cost $3,490,803)                                               $  3,703,960
     Fund for U.S. Government Securities II -
       163,004.460 shares (cost $1,662,233)                                                             $  1,718,067
     Utility Fund II - 120,012.698 shares
       (cost $1,437,054)                                                                                              $  1,714,981
                                                ------------  ------------  ------------  ------------  ------------  ------------
          Total assets . . . . . . . . . . . .  $  7,305,343  $  7,959,989  $  4,736,420  $  3,703,960  $  1,718,067  $  1,714,981
                                                ============  ============  ============  ============  ============  ============
Liabilities. . . . . . . . . . . . . . . . . .             -             -             -             -             -             -
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net Assets . . . . . . . . . . . . . . . . . .  $  7,305,343  $  7,959,989  $  4,736,420  $  3,703,960  $  1,718,067  $  1,714,981
                                                ============  ============  ============  ============  ============  ============
Units Outstanding. . . . . . . . . . . . . . .   527,092.145   497,428.734   333,083.620   289,680.547   154,876.520   121,807.250
                                                ============  ============  ============  ============  ============  ============
Average Unit Value . . . . . . . . . . . . . .         13.86         16.00         14.22         12.79         11.09         14.08
                                                ============  ============  ============  ============  ============  ============
SpectraDirect Unit Value . . . . . . . . . . .         13.86         16.00         14.22         12.79         11.09         14.07
                                                ============  ============  ============  ============  ============  ============
SpectraSelect Unit Value . . . . . . . . . . .         13.88         16.02         14.23         12.81         11.11         14.10
                                                ============  ============  ============  ============  ============  ============

See  accompanying  notes  to  financial  statements.


                                            UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                                STATEMENT OF ASSETS AND LIABILITIES

                                                         DECEMBER 31, 1997

                                                            (CONTINED)

                                                            MFS                       Scudder              Van Eck        Total
                                                 --------------------------  --------------------------  ------------
                                                   Emerging       Total         Money         Intl.       Worldwide        All
                                                    Growth        Return        Market        Equity     Hard Assets      Funds
                                                 ------------  ------------  ------------  ------------  ------------  -----------
Assets
-----------------------------------------------
Investments in mutual funds at market value:
  MFS Variable Insurance Trust (MFS):
     Emerging Growth Series -
       558,276.153 shares (cost $7,984,416) . .  $  9,010,577
     Total Return Series -420,893.986 shares
       (cost $6,301,811)                                       $  6,999,467
  Scudder Variable Life Investment Fund
     (Scudder):
     Money Market Portfolio - 4,954,866 shares                               $  4,954,865
       (cost $4,954,866)
     International Portfolio - 248,565.297                                                 $  3,507,256
       shares (cost $3,437,617)
 Van Eck Worldwide Insurance Trust (Van Eck):
     Van Eck Worldwide Hard Assets -
       18,457.295 shares (cost $302,566)                                                                 $    290,156
                                                 ------------  ------------  ------------  ------------  ------------
          Total assets. . . . . . . . . . . . .  $  9,010,577  $  6,999,467  $  4,954,865  $  3,507,256  $    290,156  $51,901,081
                                                 ============  ============  ============  ============  ============  ===========
Liabilities . . . . . . . . . . . . . . . . . .             -             -             -             -             -            -
                                                 ------------  ------------  ------------  ------------  ------------  -----------
Net Assets. . . . . . . . . . . . . . . . . . .  $  9,010,577  $  6,999,467  $  4,954,865  $  3,507,256  $    290,156  $51,901,081
                                                 ============  ============  ============  ============  ============  ===========
Units Outstanding . . . . . . . . . . . . . . .   640,543.755   509,068.630   461,537.438   286,406.329    25,487.017
                                                 ============  ============  ============  ============  ============
Average Unit Value. . . . . . . . . . . . . . .         14.07         13.75         10.74         12.25         11.38
                                                 ============  ============  ============  ============  ============
SpectraDirect Unit Value. . . . . . . . . . . .         14.06         13.75         10.73         12.24         11.38
                                                 ============  ============  ============  ============  ============
SpectraSelect Unit Value. . . . . . . . . . . .         14.08         13.77         10.75         12.26         11.40
                                                 ============  ============  ============  ============  ============

See  accompanying  notes  to  financial  statements.


                                          UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                                   STATEMENT OF OPERATIONS

                                             FOR THE YEAR ENDED DECEMBER 31, 1997


                                             Alger             Dreyfus                          Federated
                                           ---------  --------------------------  ----------------------------------
                                                                     Growth and   High Income   U.S. Govt
                                            Growth    Stock Index      Income         Bond         Bond     Utility
                                           ---------  ------------  ------------  ------------  ----------  --------
INVESTMENT INCOME:
  Income:
     Dividends. . . . . . . . . . . . . .  $ 15,061   $    106,373  $   342,482   $    163,894  $   24,581  $ 28,307
  Expenses:
     Mortality and expense risks charges
       and administrative fees. . . . . .    85,535         78,761       50,259         47,698      14,880    18,776
                                           ---------  ------------  ------------  ------------  ----------  --------
NET INVESTMENT INCOME (LOSS). . . . . . .   (70,474)        27,612      292,223        116,196       9,701     9,531
                                           ---------  ------------  ------------  ------------  ----------  --------
REALIZED GAIN (LOSS) ON
INVESTMENTS:
  Proceeds from sales . . . . . . . . . .   805,133        653,404      478,760        874,161     191,369   261,642
  Cost of securities. . . . . . . . . . .   660,333        504,482      473,178        832,974     184,107   226,364
                                           ---------  ------------  ------------  ------------  ----------  --------
     Net Gain (Loss). . . . . . . . . . .   144,800        148,922        5,582         41,187       7,262    35,278
  Capital Gain Distributions Received . .    27,276        177,665        8,347          1,722           -     6,635
                                           ---------  ------------  ------------  ------------  ----------  --------
NET REALIZED GAIN (LOSS). . . . . . . . .   172,076        326,587       13,929         42,909       7,262    41,913
                                           ---------  ------------  ------------  ------------  ----------  --------
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
     Beginning period . . . . . . . . . .   116,495        137,860     (105,264)        56,010       1,446    32,711
                                           ---------  ------------  ------------  ------------  ----------  --------
     End of period. . . . . . . . . . . .   954,645        891,753      (24,988)       213,157      55,834   277,927
                                           ---------  ------------  ------------  ------------  ----------  --------
NET UNREALIZED GAIN (LOSS). . . . . . . .   838,150        753,893       80,276        157,147      54,388   245,216
                                           ---------  ------------  ------------  ------------  ----------  --------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS . . . . . . . . . . . . .  $939,752   $  1,108,092  $   386,428   $    316,252  $   71,351  $296,660
                                           =========  ============  ============  ============  ==========  ========


                                                     MFS                   Scudder            Van Eck        Total
                                           ----------------------  ----------------------  -------------  -----------
                                            Emerging      Total       Money       Intl.      Worldwide        All
                                             Growth      Return      Market      Equity     Hard Assets      Funds
                                           -----------  ---------  -----------  ---------  -------------  -----------
INVESTMENT INCOME:
  Income:
     Dividends. . . . . . . . . . . . . .  $        -   $      -   $   203,041  $ 38,676   $      4,037   $   926,452
  Expenses:
     Mortality and expense risks charges
       and administrative fees. . . . . .     101,145     67,407        65,198    42,269          3,316       575,244
                                           -----------  ---------  -----------  ---------  -------------  -----------
NET INVESTMENT INCOME (LOSS). . . . . . .    (101,145)   (67,407)      137,843    (3,593)           721       351,208
                                           -----------  ---------  -----------  ---------  -------------  -----------
REALIZED GAIN (LOSS) ON
INVESTMENTS:
  Proceeds from sales . . . . . . . . . .     978,925    563,587    16,576,570   684,667         54,805    22,123,023
  Cost of securities. . . . . . . . . . .     854,530    472,036    16,576,570   605,295         51,213    21,441,082
                                           -----------  ---------  -----------  ---------  -------------  -----------
     Net Gain (Loss). . . . . . . . . . .     124,395     91,551             -    79,372          3,592       681,941
  Capital Gain Distributions Received . .           -          -             -         -              -       221,645
                                           -----------  ---------  -----------  ---------  -------------  -----------
NET REALIZED GAIN (LOSS). . . . . . . . .     124,395     91,551             -    79,372          3,592       903,586
                                           -----------  ---------  -----------  ---------  -------------  -----------
UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
     Beginning period . . . . . . . . . .       2,679     62,772             -    62,827          3,208       370,744
                                           -----------  ---------  -----------  ---------  -------------  -----------
     End of period. . . . . . . . . . . .   1,026,161    697,656             -    69,639        (12,410)    4,149,374
                                           -----------  ---------  -----------  ---------  -------------  -----------
NET UNREALIZED GAIN (LOSS). . . . . . . .   1,023,482    634,884             -     6,812        (15,618)    3,778,630
                                           -----------  ---------  -----------  ---------  -------------  -----------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS . . . . . . . . . . . . .  $1,046,732   $659,028   $   137,843  $ 82,591   $    (11,305)  $ 5,033,424
                                           ===========  =========  ===========  =========  =============  ===========

See  accompanying  notes  to  financial  statements.


                                       UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                          STATEMENTS OF CHANGES IN NET ASSETS

                                     FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                    Alger                                 Dreyfus
                                           ------------------------  --------------------------------------------------
                                                                                                      Growth and
                                                    Growth                  Stock Index                 Income
                                           ------------------------  ------------------------  ------------------------
                                              1997         1996         1997         1996         1997         1996
                                           -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET
 ASSETS:
  Operations
    Net investment income (loss). . . . .  $  (70,474)  $  (21,046)  $   27,612   $   19,796   $  292,223   $  145,799
    Net realized gain (loss). . . . . . .     172,076       26,128      326,587       37,364       13,929       22,966
    Net unrealized gain (loss) on
      investments . . . . . . . . . . . .     838,150      116,028      753,893      138,221       80,276     (105,264)
                                           -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net assets resulting
    from operations . . . . . . . . . . .     939,752      121,110    1,108,092      195,381      386,428       63,501
                                           -----------  -----------  -----------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
    Transfer of annuity fund deposits . .     633,101      319,655      766,485      211,527      518,285      194,843
    Net transfers between sub-accounts. .   3,020,107    2,554,609    4,098,748    1,832,191    2,521,967    1,347,401
    Death benefits. . . . . . . . . . . .      (9,359)      (8,772)     (15,141)           -      (42,170)      (9,276)
    Surrenders. . . . . . . . . . . . . .    (250,808)     (79,607)    (225,015)     (53,317)    (148,497)     (96,062)
                                           -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net assets resulting
    from contract transactions. . . . . .   3,393,041    2,785,885    4,625,077    1,990,401    2,849,585    1,436,906
                                           -----------  -----------  -----------  -----------  -----------  -----------
TOTAL INCREASE IN NET ASSETS. . . . . . .   4,332,793    2,906,995    5,733,169    2,185,782    3,236,013    1,500,407

NET ASSETS:
    Beginning period. . . . . . . . . . .   2,972,550       65,555    2,226,820       41,038    1,500,407            -
                                           -----------  -----------  -----------  -----------  -----------  -----------
    End of period . . . . . . . . . . . .  $7,305,343   $2,972,550   $7,959,989   $2,226,820   $4,736,420   $1,500,407
                                           ===========  ===========  ===========  ===========  ===========  ===========


                                                                           Federated
                                           ------------------------------------------------------------------------
                                                 High Income                U.S. Govt
                                                     Bond                      Bond                  Utility
                                           ------------------------  ----------------------  ----------------------
                                              1997         1996         1997        1996        1997        1996
                                           -----------  -----------  -----------  ---------  -----------  ---------
INCREASE (DECREASE) IN NET
 ASSETS:
  Operations
    Net investment income (loss). . . . .  $  116,196   $   66,525   $    9,701   $  4,368   $    9,531   $  5,479
    Net realized gain (loss). . . . . . .      42,909       12,854        7,262       (295)      41,913        650
    Net unrealized gain (loss) on
      investments . . . . . . . . . . . .     157,147       56,007       54,388      1,446      245,216     32,711
                                           -----------  -----------  -----------  ---------  -----------  ---------
    Net increase in net assets resulting
    from operations . . . . . . . . . . .     316,252      135,386       71,351      5,519      296,660     38,840
                                           -----------  -----------  -----------  ---------  -----------  ---------
CONTRACT TRANSACTIONS:
    Transfer of annuity fund deposits . .     190,348      167,478      304,693     47,816      216,933     91,429
    Net transfers between sub-accounts. .   1,094,026    1,987,073    1,107,179    234,280      711,466    398,265
    Death benefits. . . . . . . . . . . .           -      (24,893)           -          -       (4,755)    (8,112)
    Surrenders. . . . . . . . . . . . . .    (111,293)     (55,048)     (33,436)   (19,335)     (18,500)    (7,245)
                                           -----------  -----------  -----------  ---------  -----------  ---------
    Net increase in net assets resulting
    from contract transactions. . . . . .   1,173,081    2,074,610    1,378,436    262,761      905,144    474,337
                                           -----------  -----------  -----------  ---------  -----------  ---------
TOTAL INCREASE IN NET ASSETS. . . . . . .   1,489,333    2,209,996    1,449,787    268,280    1,201,804    513,177

NET ASSETS:
    Beginning period. . . . . . . . . . .   2,214,627        4,631      268,280          -      513,177          -
                                           -----------  -----------  -----------  ---------  -----------  ---------
    End of period . . . . . . . . . . . .  $3,703,960   $2,214,627   $1,718,067   $268,280   $1,714,981   $513,177
                                           ===========  ===========  ===========  =========  ===========  =========

See  accompanying  notes  to  financial  statements.



                                         UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                                             STATEMENTS OF CHANGES IN NET ASSETS

                                       FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                         (CONTINUED)


                                                                   MFS                                    Scudder
                                            --------------------------------------------------  ----------------------------
                                                 Emerging Growth            Total Return                Money Market
                                            ------------------------  ------------------------  ----------------------------
                                               1997         1996         1997         1996          1997           1996
                                            -----------  -----------  -----------  -----------  -------------  -------------
INCREASE (DECREASE) IN NET
 ASSETS:
    Operations
       Net investment income (loss). . . .  $ (101,145)  $    2,632   $  (67,407)  $   18,579   $    137,843   $     66,483
       Net realized gain (loss). . . . . .     124,395       25,761       91,551       24,794              -              -
       Net unrealized gain (loss) on
        investments. . . . . . . . . . . .   1,023,482        2,687      634,884       63,485              -              -
                                            -----------  -----------  -----------  -----------  -------------  -------------
    Net increase (decrease) in net
    assets resulting from operations . . .   1,046,732       31,080      659,028      106,858        137,843         66,483
                                            -----------  -----------  -----------  -----------  -------------  -------------
CONTRACT TRANSACTIONS:
     Transfer of annuity fund deposits . .     841,749      272,751      820,813      138,317     27,008,328     17,365,947
     Net transfers between sub-accounts. .   4,544,948    2,608,016    4,038,530    1,484,454    (24,402,932)   (15,021,067)
     Death benefits. . . . . . . . . . . .     (31,649)      (9,390)     (11,022)           -              -        (15,651)
     Surrenders. . . . . . . . . . . . . .    (240,566)     (54,115)    (195,836)     (65,716)      (157,922)      (100,495)
                                            -----------  -----------  -----------  -----------  -------------  -------------
     Net increase in net assets resulting
     from contract transactions. . . . . .   5,114,482    2,817,262    4,652,485    1,557,055      2,447,474      2,228,734
                                            -----------  -----------  -----------  -----------  -------------  -------------
TOTAL INCREASE IN NET ASSETS . . . . . . .   6,161,214    2,848,342    5,311,513    1,663,913      2,585,317      2,295,217

NET ASSETS:
     Beginning period. . . . . . . . . . .   2,849,363        1,021    1,687,954       24,041      2,369,549         74,332
                                            -----------  -----------  -----------  -----------  -------------  -------------
     End of period . . . . . . . . . . . .  $9,010,577   $2,849,363   $6,999,467   $1,687,954   $  4,954,866   $  2,369,549
                                            ===========  ===========  ===========  ===========  =============  =============



                                                     Scudder                Van Eck                  Total
                                            ------------------------  -------------------
                                                  International             Worldwide                 All
                                                     Equity                Hard Assets               Funds
                                            ------------------------  -------------------  --------------------------
                                               1997         1996        1997       1996        1997          1996
                                            -----------  -----------  ---------  --------  ------------  ------------
INCREASE (DECREASE) IN NET
 ASSETS:
    Operations
       Net investment income (loss). . . .  $   (3,593)  $   (6,147)  $    721   $  (370)  $   351,208   $   302,098
       Net realized gain (loss). . . . . .      79,372        6,818      3,592       200       903,586       157,240
       Net unrealized gain (loss) on
        investments. . . . . . . . . . . .       6,812       62,827    (15,618)    3,208     3,778,630       371,356
                                            -----------  -----------  ---------  --------  ------------  ------------
    Net increase (decrease) in net
    assets resulting from operations . . .      82,591       63,498    (11,305)    3,038     5,033,424       830,694
                                            -----------  -----------  ---------  --------  ------------  ------------
CONTRACT TRANSACTIONS:
     Transfer of annuity fund deposits . .     309,848      156,616     31,683    22,158    31,642,266    18,988,537
     Net transfers between sub-accounts. .   1,847,991    1,172,920    191,362    59,084    (1,226,608)   (1,342,774)
     Death benefits. . . . . . . . . . . .     (21,789)      (8,422)         -         -      (135,885)      (84,516)
     Surrenders. . . . . . . . . . . . . .     (77,246)     (18,814)    (5,428)     (435)   (1,464,547)     (550,189)
                                            -----------  -----------  ---------  --------  ------------  ------------
     Net increase in net assets resulting
     from contract transactions. . . . . .   2,058,804    1,302,300    217,617    80,807    28,815,226    17,011,058
                                            -----------  -----------  ---------  --------  ------------  ------------
TOTAL INCREASE IN NET ASSETS . . . . . . .   2,141,395    1,365,798    206,312    83,845    33,848,650    17,841,752

NET ASSETS:
     Beginning period. . . . . . . . . . .   1,365,861           63     83,845         -    18,052,433       210,681
                                            -----------  -----------  ---------  --------  ------------  ------------
     End of period . . . . . . . . . . . .  $3,507,256   $1,365,861   $290,157   $83,845   $51,901,083   $18,052,433
                                            ===========  ===========  =========  ========  ============  ============

See  accompanying  notes  to  financial  statements.

UNITED  LIFE  &  ANNUITY  SEPARATE  ACCOUNT  ONE

NOTES  TO  FINANCIAL  STATEMENTS



1. ORGANIZATION AND BUSINESS. United Life & Annuity Separate Account One (the "Separate Account") is a separate investment account of United Life & Annuity Insurance Company ("ULA"). The Separate account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. ULA administers its SpectraSelect and SpectraDirect products through the Separate Account. SpectraSelect is a seven-year product; whereas, SpectraDirect is a ten-year product. ULA is a stock life insurance company domiciled in Louisiana and organized in 1955. ULA is currently authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. ULA is a wholly-owned subsidiary of Pacific Life and Accident Insurance Company, a wholly-owned subsidiary of PennCorp Financial Group, Inc., an insurance holding company.

     As of December 31, 1997 and 1996, the Separate Account consisted of eleven sub-accounts. Each of the eleven sub-accounts invests only in a single corresponding portfolio of either The Alger American Fund (Fred Alger Management, Advisor), the Dreyfus Variable Investment Fund and the Dreyfus Stock Index Fund (The Dreyfus Corporation, Advisor), Federated Insurance Series (Federated Advisors, Advisor), MFS Variable Insurance Trust (MFS, Advisor), Scudder Variable Life Investment Fund (Scudder, Stevens & Clark, Inc., Advisor) or the Van Eck Worldwide Insurance Trust (Van Eck Associates Corporation, Advisor).

2. INVESTMENTS. Investments of the Separate Account are valued daily at market value using net asset values provided by the respective sub-account advisors. Transactions are accounted for on the trade date and dividend income is recognized on the ex-dividend date. Realized gains and losses are determined on a first-in first-out basis. Generally, investment income and realized capital gains are reinvested.

3. CONTRACT CHARGES. A mortality and expense risk charge is deducted from the Separate Account, on a daily basis equal, on an annual basis, to 1.52% for SpectraDirect and to 1.45% for SpectraSelect, of the average daily net asset value of each sub-account of the Separate Account. This charge compensates ULA for assuming the mortality and expense risks under the contracts and certificates. In addition, an administrative charge is deducted from the Separate Account for both SpectraDirect and SpectraSelect contracts which is equal, on an annual basis, to .15% of the average daily net asset value of each sub-account of the Separate Account. This charge compensates ULA for costs associated with the administration of the contracts, certificates and the Separate Account. Under certain circumstances, a transfer fee may be assessed when an owner or certificate holder transfers contract values or certificate holder's account values between sub-accounts or to or from ULA's fixed accounts. A contingent deferred sales charge is assessed against full or partial surrenders in accordance with contract terms. There is no contingent deferred sales charge if all premiums were received at least ten years for SpectraDirect and seven years for SpectraSelect prior to the date of the full or partial surrenders. An annual contract or certificate maintenance fee of $30 is charged on SpectraDirect contracts based upon a minimum contract value. Some states and other jurisdictions assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. Premium taxes are deducted when they are due.

4. INCOME TAXES. The operations of the Separate Account are included in the federal income tax return of ULA, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. ULA does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Separate Account, therefore, no charges for federal income taxes are currently deducted from the Separate Account. If ULA incurs income taxes attributable to the Separate Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Separate Account.

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

5.          CHANGES  IN  THE  UNITS  OUTSTANDING.







                                                  Alger                       Dreyfus                      Federated
                                           ------------------  --------------------------------------  ------------------
                                                                                                         U.S. Government
                                                 Growth            Stock Index     Growth and Income    High Income Bond
                                           ------------------  ------------------  ------------------  ------------------
                                             1997      1996      1997      1996      1997      1996      1997      1996
                                           --------  --------  --------  --------  --------  --------  --------  --------
Units outstanding beginning of the period  265,242     6,521   181,969     4,041   120,598         -   193,943       456
Units purchased . . . . . . . . . . . . .   49,810    29,243    52,851    18,333    38,724    15,903    15,721    15,536
Units transferred between sub-accounts. .  232,123   237,682   279,089   164,152   187,968   113,297    89,252   185,228
Units surrendered . . . . . . . . . . . .  (20,083)   (8,204)  (16,480)   (4,557)  (14,206)   (8,602)   (9,235)   (7,277)
                                           --------  --------  --------  --------  --------  --------  --------  --------
Units outstanding end of the period . . .  527,092   265,242   497,429   181,969   333,084   120,598   289,681   193,943
                                           ========  ========  ========  ========  ========  ========  ========  ========


                                                        Federated
                                           ------------------------------------
                                                     U.S. Government
                                                 Bond              Utility
                                           -----------------  -----------------
                                             1997     1996      1997     1996
                                           --------  -------  --------  -------
Units outstanding beginning of the period   25,831        -    45,403        -
Units purchased . . . . . . . . . . . . .   28,420    4,670    18,348    8,713
Units transferred between sub-accounts. .  103,695   23,085    59,915   38,142
Units surrendered . . . . . . . . . . . .   (3,069)  (1,924)   (1,859)  (1,452)
                                           --------  -------  --------  -------
Units outstanding end of the period . . .  154,877   25,831   121,807   45,403
                                           ========  =======  ========  =======

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

5.          CHANGES  IN  THE  UNITS  OUTSTANDING.  (CONTINUED)



                                                            MFS                                         Scudder
                                           --------------------------------------  --------------------------------------------
                                                                                                               International
                                            Emerging Growth       Total Return           Money Market              Equity
                                           ------------------  ------------------  ------------------------  ------------------
                                             1997      1996      1997      1996       1997         1996        1997      1996
                                           --------  --------  --------  --------  -----------  -----------  --------  --------
Units outstanding beginning of the period  242,852       100   146,453     2,346      228,486        7,407   119,631         6
Units purchased . . . . . . . . . . . . .   66,048    23,409    63,721    12,487    2,555,841    1,703,017    25,371    14,346
nits transferred between sub-accounts . .  352,324   224,700   315,014   137,503   (2,307,894)  (1,471,540)  149,475   107,758
Units surrendered . . . . . . . . . . . .  (20,680)   (5,357)  (16,119)   (5,883)     (14,896)     (10,398)   (8,071)   (2,479)
                                           --------  --------  --------  --------  -----------  -----------  --------  --------
Units outstanding end of the period . . .  640,544   242,852   509,069   146,453      461,537      228,486   286,406   119,631
                                           ========  ========  ========  ========  ===========  ===========  ========  ========


                                               Van Eck
                                           ---------------
                                              Worldwide
                                             Hard Assets
                                            1997     1996
                                           ---------------
Units outstanding beginning of the period   7,122       -
Units purchased . . . . . . . . . . . . .   2,678   1,937
nits transferred between sub-accounts . .  16,142   5,223
Units surrendered . . . . . . . . . . . .    (455)    (38)
                                           -------  ------
Units outstanding end of the period . . .  25,487   7,122
                                           =======  ======

                   UNITED LIFE & ANNUITY SEPARATE ACCOUNT ONE

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.          UNIT  VALUES:

     A summary of unit values and units outstanding for variable annuity contracts and the expense ratios, including expenses of the underlying funds for each of the two years in the period ended December 31, 1997 follows.




                                                                                      Annualized
                                                                                       Ratio of
                                                                                       Expenses
                                                             Average     Net Assets   to Average
                                                   Units   Unit Value     (000's)     Net Assets
                                                  -------  -----------  ------------  -----------
Alger American Growth Portfolio
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  527,092  $     13.86  $  7,305,343        1.66%
      1996 . . . . . . . . . . . . . . . . . . .  265,242        11.21     2,972,550        1.43%

Dreyfus Stock Index Portfolio
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  497,429        16.00     7,959,989        1.55%
      1996 . . . . . . . . . . . . . . . . . . .  181,969        12.24     2,226,820        1.43%

Dreyfus Growth and Income Fund
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  333,084        14.22     4,736,420        1.61%
      1996 . . . . . . . . . . . . . . . . . . .  120,598        12.44     1,500,407        1.44%

Federated High Income Bond Fund II
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  289,681        12.79     3,703,960        1.61%
      1996 . . . . . . . . . . . . . . . . . . .  193,943        11.42     2,214,627        1.37%

Federated Fund for U.S. Government Securities II
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  154,877        11.09     1,718,067        1.50%
      1996 . . . . . . . . . . . . . . . . . . .   25,831        10.39       268,280        1.24%

Federated Utility Fund II
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  121,807        14.08     1,714,981        1.69%
      1996 . . . . . . . . . . . . . . . . . . .   45,403        11.30       513,177        1.29%

MFS Emerging Growth Series
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  640,544        14.07     9,010,577        1.71%
      1996 . . . . . . . . . . . . . . . . . . .  242,852        11.73     2,849,363        1.32%

MFS Total Return Series
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  509,069        13.75     6,999,467        1.55%
      1996 . . . . . . . . . . . . . . . . . . .  146,453        11.53     1,687,954        1.52%

Scudder Money Market Portfolio
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  461,537        10.74     4,954,866        1.78%
      1996 . . . . . . . . . . . . . . . . . . .  228,486        10.37     2,369,549        2.75%

Scudder International Portfolio
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .  286,406        12.25     3,507,256        1.73%
      1996 . . . . . . . . . . . . . . . . . . .  119,631        11.42     1,365,861        1.05%


Van Eck Worldwide Hard Assets Fund
------------------------------------------------
December 31
      1997 . . . . . . . . . . . . . . . . . . .   25,487        11.38       290,157        1.77%
      1996 . . . . . . . . . . . . . . . . . . .    7,122        11.77        83,845         .92%

                          Independent Auditors' Report
                          ----------------------------




The  Board  of  Directors  and  Stockholder
United  Life  &  Annuity  Insurance  Company:


We have audited the accompanying consolidated balance sheets of United Life & Annuity Insurance Company and subsidiary (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, cash flows, and stockholder's equity for the year ended December 31, 1997 and for the periods from July 24, 1996 to December 31, 1996 (Successor period) and January 1, 1996 to July 23, 1996 (Predecessor period). Our audit also included the related financial statement shcedules III, IV and V. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of United Life & Annuity Insurance Company and subsidiary as of December 31, 1997 and 1996, and the results of their operations and their cash flows for the year ended December 31, 1997 and the periods from July 24, 1996 to December 31, 1996 (Successor period) and January 1, 1996 to July 23, 1996 (Predecessor period), in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/  KPMG  Peat  Marwick  LLP
KPMG  Peat Marwick LLP

February  20,  1998

INDEPENDENT  AUDITORS'  REPORT



To the Stockholders and Board of Directors of United Life & Annuity Insurance Company:


We have audited the accompanying consolidated financial statements of income, stockholder's equity, and cash flows of United Life & Annuity Insurance Company (formerly United Companies Life Insurance Company) for the year ended December 31, 1995. Our audit also included the related financial statement schedules III, IV, and V. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the results of United Life & Annuity Insurance Company and subsidiary's operations and their cash flows for the year ended December 31, 1995 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/  Deloitte  &  Touche  LLP
Deloitte  &  Touche  LLP

Baton  Rouge,  Louisiana
February  29,  1996

                            UNITED LIFE & ANNUITY INSURANCE COMPANY

                                  CONSOLIDATED BALANCE SHEETS

                                                                    Purchase basis of accounting
                                                                    ----------------------------
                                                                            December 31,
                                                                                    (Restated)
                                                                            1997       1996
                                                                            ----       ----
                                                                        (dollars in thousands)

Assets
Investments:
 Fixed maturity securities:
  Held for investment at amortized cost (fair value $- in 1997
  and $50,902 in 1996) . . . . . . . . . . . . . . . . . . . . . . . .  $        -  $   48,473
  Available for sale at fair value (amortized cost $1,069,459 in 1997
   and $1,127,850 in 1996) . . . . . . . . . . . . . . . . . . . . . .   1,106,961   1,144,165
 Mortgage loans on real estate, less allowances of $3,923
  in 1997 and $4,211 in 1996 . . . . . . . . . . . . . . . . . . . . .     227,755     243,715
 Investment real estate. . . . . . . . . . . . . . . . . . . . . . . .         932           -
 Policy loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      22,585      21,536
 Investments in limited partnerships . . . . . . . . . . . . . . . . .      16,026       5,704
 Short-term investments. . . . . . . . . . . . . . . . . . . . . . . .      22,804         467
 Other invested assets . . . . . . . . . . . . . . . . . . . . . . . .         150       1,491
                                                                        ----------  ----------
     Total investments . . . . . . . . . . . . . . . . . . . . . . . .   1,397,213   1,465,551
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           -      14,487
Accrued investment income. . . . . . . . . . . . . . . . . . . . . . .      17,482      17,251
Accounts and notes receivable. . . . . . . . . . . . . . . . . . . . .       1,057       6,973
Due from reinsurers. . . . . . . . . . . . . . . . . . . . . . . . . .      33,379      34,923
Present value of insurance in force. . . . . . . . . . . . . . . . . .      27,769      54,931
Deferred policy acquisition costs. . . . . . . . . . . . . . . . . . .      13,671       4,187
Costs in excess of net assets acquired . . . . . . . . . . . . . . . .      25,459      27,973
Deferred income tax benefit. . . . . . . . . . . . . . . . . . . . . .       3,529       8,882
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         612         213
Assets held in separate accounts . . . . . . . . . . . . . . . . . . .      51,901      18,052
                                                                        ----------  ----------
     Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,572,072  $1,653,423
                                                                        ==========  ==========

Liabilities and Stockholder's equity
Liabilities:
 Policy reserves . . . . . . . . . . . . . . . . . . . . . . . . . . .  $1,312,876  $1,443,964
 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . .      18,770      14,373
 Liabilities related to separate accounts. . . . . . . . . . . . . . .      51,901      18,052
                                                                        ----------  ----------
     Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .   1,383,547   1,476,389
                                                                        ----------  ----------
Stockholder's equity:
 Common stock, $2 par value;
  Authorized - 4,200,528 shares;
  Issued - 4,200,528 shares. . . . . . . . . . . . . . . . . . . . . .       8,401       8,401
 Additional paid-in capital. . . . . . . . . . . . . . . . . . . . . .     158,913     158,913
 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . .      11,533       5,703
 Net unrealized gains on securities. . . . . . . . . . . . . . . . . .       9,678       4,017
                                                                        ----------  ----------
     Total stockholder's equity. . . . . . . . . . . . . . . . . . . .     188,525     177,034
                                                                        ----------  ----------
Committments and contingencies (note 11)
     Total liabilities and stockholder's equity. . . . . . . . . . . .  $1,572,072  $1,653,423
                                                                        ==========  ==========

See  accompanying  notes  to  consolidated  financial  statements.

                       UNITED LIFE & ANNUITY INSURANCE COMPANY

                          CONSOLIDATED STATEMENTS OF INCOME

                                                Purchase basis     Historical basis
                                                 of accounting       of accounting
                                                --------------     ----------------
                                                        Period
                                                         from     Period
                                                Year    Jul 24     from        Year
                                               Ended   to Dec 31, Jan 1 to    Ended
                                              Dec 31,  (Restated) Jul 23,    Dec 31,
                                                1997     1996      1996       1995
                                                ----     ----      ----       ----
                                                    (dollars in thousands)

REVENUES:
  Premiums. . . . . . . . . . . . . . . . .  $  5,731  $ 3,483   $ 3,732   $  8,508
  Interest sensitive policy product
    charges . . . . . . . . . . . . . . . .     2,821    1,048     1,421      1,949
  Net investment income . . . . . . . . . .   110,735   49,733    66,421    125,591
  Realized investment gains (losses). . . .     5,932     (157)   (1,592)    (3,670)
  Other . . . . . . . . . . . . . . . . . .     1,204    1,215        52        172
                                             --------  --------  --------  ---------
               Total revenues . . . . . . .   126,423   55,322    70,034   $132,550
                                             --------  --------  --------  ---------

EXPENSES:
  Claims incurred . . . . . . . . . . . . .     6,980    3,332     5,215      9,083
  Interest on annuity policies. . . . . . .    67,354   32,022    42,434     81,035
  Change in liability for future policy
    benefits and other policy benefits. . .       169      504       752        847
  Amortization of present value of
    insurance in force and deferred
    policy acquisition costs. . . . . . . .    15,588    5,068     9,699     13,159
  Amortization of costs in excess of
    net assets acquired . . . . . . . . . .     1,434      583         -
  Underwriting and other administrative
    expenses. . . . . . . . . . . . . . . .     9,740    4,733     9,753     16,326
                                             --------  --------  --------  ---------
               Total benefits and expenses.   101,265   46,242    67,853    120,450
                                             --------  --------  --------  ---------

Income before income taxes. . . . . . . . .    25,158    9,080     2,181     12,100
                                             --------  --------  --------  ---------

PROVISION (BENEFIT) FOR INCOME TAXES:
  Current . . . . . . . . . . . . . . . . .     7,477    2,427     1,139      5,259
  Deferred. . . . . . . . . . . . . . . . .     1,724      950      (370)    (1,194)
                                             --------  --------  --------  ---------
               Total income tax expense . .     9,201    3,377       769      4,065
                                             --------  --------  --------  ---------
  Net income. . . . . . . . . . . . . . . .  $ 15,957  $ 5,703   $ 1,412   $  8,035
                                             ========  ========  ========  =========

See  accompanying  notes  to  consolidated  financial  statements.

                                UNITED LIFE & ANNUITY INSURANCE COMPANY

                                 CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                      Purchase basis        Historical basis
                                                                       of accounting         of accounting
                                                                      --------------        ----------------

                                                                               Period
                                                                                from      Period
                                                                   Year        Jul 24      from         Year
                                                                   Ended      to Dec 31,   Jan 1        Ended
                                                                  Dec 31,    (Restated)  to Jul 23,  December 31,
                                                                   1997        1996        1996         1995
                                                                 ---------   ---------   ---------   ------------
                                                                             (dollars in thousands)

Cash flows from operations activities:
 Net income                                                      $  15,957   $   5,703   $   1,412   $     8,035
 Adjustments to reconcile net income to net cash
  provided by operation activities:
  Capitalization of deferred policy acquisition costs              (10,465)     (5,172)     (4,797)      (11,947)
  Amortization of intangibles, depreciation and accretion, net      15,311       4,601      10,502        13,159
  Increase in policy reserves, liabilities and accruals
   and other policyholder funds                                     63,215      27,592      45,059        71,048
  Other, net                                                           (73)      2,323      (6,986)        8,116
                                                                 ----------  ----------  ----------  ------------
     Net cash provided by operating activities                      83,945      35,047      45,190        88,411
                                                                 ----------  ----------  ----------  ------------


Cash flows from investing activities:
 Purchases of securities available for sale                       (493,929)    (94,025)       (158)     (136,503)
 Maturities of securities held for investment                            -       7,679       2,918         1,940
 Acquisitions and originations of mortgage loans                   (44,375)   (112,473)   (749,953)   (1,208,195)
 Maturities of securities available for sale                       107,177       2,000       2,650        51,000
 Sales of securities available for sale                            500,058      18,233      34,065        25,185
 Sales of mortgage loans                                             7,602     151,921     733,271     1,111,636
 Principal payments on mortgage loans                               52,591      21,657      44,264        71,294
 (Increase) decrease in short-term investments,  net
  (including changes in amounts due to broker)                     (22,337)     50,063     (27,726)       31,860
 (Increase) decrease in limited partnerships                       (10,322)        337       1,769             -
 Other, net                                                            928          40      (2,201)         (180)
                                                                 ----------  ----------  ----------  ------------
     Net cash provided by (used in) investing activities            97,393      45,432      38,899       (51,963)
                                                                 ----------  ----------  ----------  ------------

Cash flows from financing activities:
 Receipts from interest sensitive products credited
  to policyholders' account balances                                86,194      48,770      51,464       146,487
 Return of policyholders' account balances
  on interest sensitive products                                  (277,033)   (104,528)   (155,464)     (233,953)
 Increase (decrease) in repurchase agreements                            -     (52,839)     11,982        40,857
 Dividends                                                         (10,127)          -     (10,000)            -
 Contributed capital                                                     -      57,259           -             -
 Other, net                                                              -         247           -            20
                                                                 ----------  ----------  ----------  ------------
     Net cash used by financing activities                        (200,966)    (51,091)   (102,018)      (46,589)
                                                                 ----------  ----------  ----------  ------------
     Increase (decrease) in cash                                   (19,628)     29,388     (17,929)      (10,141)
Cash at beginning of period                                         14,487     (14,901)      3,028        13,169
                                                                 ----------  ----------  ----------  ------------
Cash (overdraft) at end of period                                $  (5,141)  $  14,487   $ (14,901)  $     3,028
                                                                 ==========  ==========  ==========  ============

Supplemental disclosures:
 Income taxes paid                                               $   7,079   $       -   $   2,797   $     4,655
 Interest paid                                                   $     171   $     439   $   2,392   $     3,362

See  accompanying  notes  to  consolidated  financial  statements.

                            UNITED LIFE & ANNUITY INSURANCE COMPANY

                        CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                         Unrealized
                                                 Additional                Gains         Total
                                         Common   Paid-In    Retained   (Losses) on  Stockholder's
                                          Stock   Capital    Earnings    Securities     Equity
                                         -------  --------  ----------  ------------  ---------
                                                      (dollars in thousands)
HISTORICAL BASIS OF ACCOUNTING:
  Balance, December 31, 1994. . . . . .  $ 8,401  $ 28,980  $ 111,632   $   (46,834)  $102,179
  Net income. . . . . . . . . . . . . .        -         -      8,035             -      8,035
  Changes in net unrealized losses on                                                        -
    securities, net . . . . . . . . . .        -         -          -        76,311     76,311
                                         -------  --------  ----------  ------------  ---------
  Balance, December 31, 1995. . . . . .    8,401    28,980    119,667        29,477    186,525
  Net income. . . . . . . . . . . . . .        -         -      1,412             -      1,412
  Changes in net unrealized losses on                                                        -
    securities, net . . . . . . . . . .        -         -          -       (31,665)   (31,665)
  Dividend. . . . . . . . . . . . . . .        -         -    (58,334)            -    (58,334)
                                         -------  --------  ----------  ------------  ---------
  Balance, July 23, 1996. . . . . . . .  $ 8,401  $ 28,980  $  62,745   $    (2,188)  $ 97,938
                                         =======  ========  ==========  ============  =========

PURCHASE BASIS OF ACCOUNTING:
  Balance, July 24, 1996. . . . . . . .  $ 8,401  $101,655  $       -   $         -   $110,056
  Net income (restated) . . . . . . . .        -         -      5,703             -      5,703
  Capital contribution. . . . . . . . .        -    57,258          -             -     57,258
  Changes in net unrealized gains on
    securities, net . . . . . . . . . .        -         -          -         4,017      4,017
                                         -------  --------  ----------  ------------  ---------
  Balance, December 31, 1996 (restated)    8,401   158,913      5,703         4,017    177,034
  Net income. . . . . . . . . . . . . .        -         -     15,957             -     15,957
  Changes in net unrealized gains
    on securities, net. . . . . . . . .        -         -          -         5,661      5,661
  Dividend. . . . . . . . . . . . . . .        -         -    (10,127)            -    (10,127)
                                         -------  --------  ----------  ------------  ---------
 Balance, December 31, 1997 . . . . . .  $ 8,401  $158,913  $  11,533   $     9,678   $188,525
                                         =======  ========  ==========  ============  =========

See  accompanying  notes  to  consolidated  financial  statements.

          UNITED  LIFE  &  ANNUITY  INSURANCE  COMPANY  AND  SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

(1)      BASIS  OF  PRESENTATION

     United Life & Annuity Insurance Company (the "Company" or "ULA") is a wholly-owned subsidiary of Pacific Life and Accident Insurance Company ("PLAIC"), a wholly-owned subsidiary of PennCorp Financial Group, Inc.
("PennCorp"). (See note 2 to Notes to Consolidated Financial Statements.) PennCorp is an insurance holding company which offers, through its wholly-owned subsidiaries, a broad range of life insurance, annuity and accident and sickness products.

     The Company, a life insurance company domiciled in Louisiana and organized in 1955, is currently authorized to conduct business in 47 states, the District of Columbia and Puerto Rico. The primary products of the Company are tax deferred annuity contracts marketed to individuals principally through financial institutions and independent agents.

     The  consolidated   financial   statements  include  the  Company  and  its
wholly-owned subsidiary, United Variable Services, Inc. All significant intercompany balances and transactions have been eliminated in the consolidated financial statements.

     The accompanying financial statements have been prepared in accordance with generally accepted accounting principals ("GAAP") on a historical cost basis of accounting through the date of acquisition and on a purchase GAAP push-down basis of accounting ("purchase GAAP") from the date of acquisition to the end of the period. The comparability of the financial condition and the operating results for the post-acquisition period and the pre-acquisition periods are affected by the fair value accounting basis determination of assets and liabilities under purchase accounting.
          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as well as revenues and expenses. Accounts that the Company deems to be acutely sensitive to changes in estimates include deferred policy acquisition costs, policy liabilities and accruals, present value of insurance in force and deferred taxes. In addition, the Company must determine the requirements for disclosure of contingent assets and liabilities as of the date of the financial statements based upon estimates. As additional information becomes available, or actual amounts are determinable, the recorded estimates may be revised and reflected in operating results. Although some variability is inherent in these estimates, management believes the amounts provided are adequate. In all instances, actual results could differ from estimates.

(2)          SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES
Investments

     Fixed maturities classified as held for investment are recorded at cost, adjusted for amortization of premium or discount, as the Company has the intent and ability to hold them to maturity. Fixed maturities and equity securities classified as available for sale are recorded at fair value, as they may be sold in response to changes in interest rates, prepayment risk, liquidity needs, the need or desire to increase income, capital or other economic factors. Changes in unrealized gains and losses related to securities available for sale are recorded as a separate component of shareholders' equity, net of income taxes. Securities classified as trading securities are reported at fair value with realized gains and losses and changes in unrealized gains and losses included in the determination of net income as a component of other income. The classification of securities as held for investment, available for sale or trading is generally determined at the date of purchase. Mortgage-backed fixed maturity securities held for investment of available for sale are amortized using the interest method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from original assumptions are reflected at cost, adjusted for amortization of premium or discount and provision for loan loss, if necessary. Mortgage loans are carried at amortized cost, net of allowance for losses. Investment in real estate, which is comprised of properties acquired through foreclosures, are carried at the lower of fair value less estimated cost to sell ("fair value") or the outstanding loan amount plus accrued interest ("cost"). Investments in limited partnerships are carried on an equity basis. Policy loans, short-term investments, and other investments are recorded at cost, which approximates fair value.

     As a result of the Company's decision to exit the private placement bond sector, the Company transferred all of its remaining assets in the fixed maturities held for investment portfolio aggregating $20.8 million to its fixed maturities available for sale portfolio as of April 1, 1997. In accordance with Statement of Financial Accounting Standards No. 115, the Company marked all assets subject to the transfer to fair value resulting in a net increase in shareholders' equity, net of applicable income taxes, of $1.9 million.

     Realized investment gains and losses and declines in value which are other than temporary, determined on the basis of specific identification, are included in net income.

Accounts  and  Notes  Receivable

     Accounts and notes receivable consist primarily of agents' balances and premiums receivable from agents and policyholders. Agents' balances are partially secured by commissions due to agents in the future and premiums receivable are secured by policy liabilities. An allowance for doubtful accounts is established, based upon specific identification and general provision, for amounts which the Company estimates will not ultimately be collected.

Present  Value  of  Insurance  in  Force

     The present value of insurance in force represents the anticipated gross profits to be realized from future revenues on insurance in force at the date such insurance was purchased, discounted to provide an appropriate rate of return and amortized, with interest based upon the policy liability or contract rate, over the years that such profits are anticipated to be received in proportion to the estimated gross profits. Accumulated amortization was $20.2 million and $5.0 million as of December 31, 1997 and 1996, respectively.

Deferred  Policy  Acquisition  Costs

      Commissions and other costs related to the production of new and renewal business have been deferred. The deferred costs related to traditional life insurance are amortized over the premium payment period using assumptions consistent with those used in computing policy benefit reserves. Deferred costs related to annuities and interest sensitive products are amortized over the estimated life of the policy in relation to the present value of estimated gross profits on the contract. The Company periodically reviews the appropriateness of assumptions used in calculating the estimated gross profits on annuity contracts. Any change required in these assumptions may result in an adjustment to deferred policy acquisition costs which would affect income.

Costs  in  Excess  of  Net  Assets  Acquired

     Costs in excess of the fair value of net assets acquired are amortized on a straight-line basis over 20 years. Accumulated amortization was $2.0 million at December 31, 1997 and $.6 million at December 31, 1996.

     The Company continuously monitors the value of costs in excess of net assets acquired based upon estimates of future earnings. Any amounts deemed to be impaired are charged, in the period in which such impairment was determined, as an expense against earnings. For the periods presented there was no charge to earnings for the impairment of costs in excess of net assets acquired.

Other  Assets

     Property is stated at cost less accumulated depreciation and is included in
"Other  assets."   Depreciation is computed on the straight-line and accelerated methods  over  the  estimated  useful  lives  of  the  assets.

Policy  Liabilities

     Policy benefit reserves for traditional life insurance policies utilize statutory commissioners reserve valuation method and net level premium method as reasonable approximations of GAAP reserves for all non-interest sensitive products. Average investment yields assumed in the traditional life policy benefit reserves ranged from 3% to 6%.

     Reserves for annuity policies and interest sensitive life policies represent the policy account balance, or accumulated fund value, before applicable surrender charges. Benefit claims incurred in excess of related policy account balances and interest credited during the period to policy account balances are charged to expense.

     Reserves  for  separate  account  policies  are  carried  at account value.





Income  Taxes

     The Company accounts for income taxes under the provisions of SFAS No. 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to (i) temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and (ii) operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. Under SFAS No. 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Prior to the date of the sale, The Company filed a consolidated federal income tax return with its former parent and other former affiliated companies. The former parent allocated to the Company its proportionate share of the consolidated tax liability under a tax allocation agreement whereby each affiliate's federal income tax provision is computed on a separate return basis. Subsequent to the purchase, the Company files a consolidated return with PLAIC whereby the Company's proportionate share of the consolidated tax liability is allocated based upon separate return calculations.

Insurance  Revenue  Recognition

     Income on short duration single premium contracts, primarily credit insurance products, is recognized over the contract period. Premiums on other insurance contracts principally traditional life insurance and limited payment life insurance policies, are recognized as revenue when due.

     Revenues for interest sensitive annuity contracts represent charges assessed against the policyholders' account balance, primarily for the surrenders.

Reinsurance

     The Company generally reinsures with other insurance companies the portion of any one risk which exceeds $100,000. On certain types of policies this limit is $25,000. The Company is contingently liable for insurance ceded to reinsurers. Premiums ceded under reinsurance agreements were $1.2 million, $1.3 million and $1.7 million in 1997, 1996 and 1995, respectively. Amounts due from reinsurers related to policy reserves ceded under reinsurance agreements totaled $32.3 million and $34.5 million at December 31, 1997 and 1996, respectively.

     The Company has a receivable at December 31, 1997 of approximately $31.5 million from one reinsurer; however, the funds supporting the receivable are escrowed in a separate trust account for the benefit of the Company by the reinsurer. The following table reflects the effect of reinsurance agreements on premiums and the amounts earned for the periods indicated.

                                                                 Historical
                                                                  basis of
                            Purchase basis of accounting         accounting
                              -------------------------  ---------------------------
                                                          Period from
                               Year Ended    Jul 24 to     Jan 1 to      Year Ended
                                Dec 31,       Dec 31,       Jul 23,       Dec 31,
                                  1997         1996          1996           1995
                              ------------  -----------  -------------  ------------
                                             (dollars in thousands)
Direct premiums. . . . . . .  $     5,023   $    2,704   $      3,148   $     7,659
Reinsurance assumed. . . . .        1,927        1,214          1,461         2,589
Reinsurance ceded. . . . . .       (1,219)        (435)          (877)       (1,740)
                              ------------  -----------  -------------  ------------
     Net insurance premiums.  $     5,731   $    3,483   $      3,732   $     8,508
                              ============  ===========  =============  ============

Participating  Policies

     Direct participating business, primarily related to the Company's pre-need funeral policies, represented 10.4%, 9% and 8.2% of the life insurance in force as of December 31, 1997, 1996 and 1995, respectively. The amount of dividends paid on participating policies is based on published dividend scales and totaled $1.1 million, $1.4 million and $1.2 million for the years ended December 31, 1997, 1996 and 1995, respectively.

Restatement

     The December 31, 1996 financial statements have been restated to reflect the reclassification of $7.7 million loan loss reserves which were offset against costs in excess of net assets acquired, net of applicable deferred income taxes. At acquisition, the Company established a reserve reflecting an estimate of possible losses associated with its home equity mortgage loans originated by United Companies Financial Corporation ("UC Financial"). Since that date, UC Financial provided a guaranty of those loans against default in a revision to the stock purchase agreement between PennCorp and UC Financial. Investment income was reduced $.8 million and amortization of costs in excess of net assets acquired was reduced by $.4 million in 1996, as a result of the restatement. All amounts presented reflect the impact of such restatement.

Accounting  Pronouncements  Not  Yet  Adopted

     In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 is effective for annual and interim periods beginning after December 15, 1997. This statement establishes standards for reporting and displaying comprehensive income and its components and requires all items to be recognized under accounting standards as comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Examples of items to be included in the Company's presentation of comprehensive income, in addition to net income applicable to common stock, are unrealized foreign currency translation gains or losses as well as unrealized gains and losses on securities available for sale. The Company will adopt the provisions of SFAS No. 130 in 1998.

     SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," was also issued in June 1997 by the FASB. This Statement requires that companies disclose segment data on the basis that is used internally by management for evaluating segment performance and allocating resources to segments. This Statement requires that a company report a measure of segment profit or loss, certain specific revenue and expense items, and segment assets. It also requires various reconciliations of total segment information to amounts in the consolidated financial statements. The Company's current definition of its business segments will not materially change from the current presentation. SFAS No. 131 is effective for fiscal years beginning after December 15, 1997.

     In December 1997, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 97-3. SOP 97-3 provides (1) guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, (2) guidance on how to measure the liability, (3) guidance on when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges, and (4) requirements for disclosure of certain information. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998. Early adoption is encouraged. Previously issued annual financial statements are not restated. The Company will report the effect of initially adopting this SOP in a manner similar to the reporting of a cumulative effect of a change in accounting principle. The Company is currently evaluating the financial impact, which is expected to be immaterial, as well as the changes to its related disclosures.

     In February 1998, the FASB adopted SFAS No. 132 "Employers Disclosures about Pensions and Other Postretirement Benefits." SFAS No. 132 is effective for fiscal years beginning after December 31, 1997. Earlier application is encouraged. Restatement of disclosures for earlier periods provided for comparative purposes is required. SFAS No. 132 standardizes employers' disclosures about pension and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets to facilitate financial analysis, and eliminates certain irrelevant disclosures. The Company is currently evaluating the necessary changes to its related disclosures.

Reclassifications

     Certain  amounts  from prior periods have been reclassified to conform with
the  current  year  presentation.    Such reclassifications had no effect on net
income.

(3)          SALE  OF  THE  COMPANY

     On July 24, 1996, PLAIC consummated the acquisition of the Company from UC Financial. Pursuant to an Amended and Restated Stock Purchase Agreement (the "Agreement") dated as of July 24, 1996, PLAIC acquired 100% of the outstanding capital stock of the Company for $110.1 million in cash including expenses incurred $9.7 million as part of the acquisition. Immediately following the acquisition of the Company, PLAIC contributed $57.3 million in cash to the Company, which represented the market value of certain real estate and other assets distributed to UC Financial immediately prior to the consummation of the acquisition.

     The Company's acquisition has been accounted for using the purchase method of accounting. The total purchase price of the acquisition was allocated to the tangible and intangible assets and liabilities acquired based upon their respective fair values as of the date of acquisition. Based upon such respective fair values, the value of the net assets acquired was $82.6 million, as restated, resulting in costs in excess of net assets acquired at the date of acquisition of $27.5 million, as restated.

(4)          INVESTMENTS

Fixed  Maturity  Securities

     The Company's portfolio of fixed maturity securities consisted of the following:

                                        December 31, 1997
                        -------------------------------------------------
                        Amortized   Unrealized   Unrealized    Estimated
                           Cost        Gains       Losses     Fair Value
                        ----------  -----------  -----------  -----------
                                      (dollars in thousands)
Available for Sale:
     U.S. Government .  $    8,883  $       118  $         -  $     9,001
     Municipal . . . .       3,371          155            -        3,526
     Foreign . . . . .       5,541          165            -        5,706
     Corporate . . . .     432,512       16,051          378      448,185
     Mortgage-backed .     619,152       21,421           30      640,543
                        ----------  -----------  -----------  -----------
          Total. . . .  $1,069,459  $    37,910  $       408  $ 1,106,961
                        ==========  ===========  ===========  ===========

                                        December 31, 1996
                        -------------------------------------------------
                        Amortized   Unrealized   Unrealized    Estimated
                           Cost        Gains       Losses     Fair Value
                        ----------  -----------  -----------  -----------
                                      (dollars in thousands)
Available for Sale:
     U.S. Government .  $    9,029  $        93  $         -  $     9,122
     Municipal . . . .       5,434            1           48        5,387
     Foreign . . . . .      10,920          185            -       11,105
     Corporate . . . .     414,551        5,944        1,064      419,431
     Mortgage-backed .     687,916       11,210            6      699,120
                        ----------  -----------  -----------  -----------
          Total. . . .  $1,127,850  $    17,433  $     1,118  $ 1,144,165
                        ==========  ===========  ===========  ===========
Held for Investment:
     Corporate . . . .  $   13,927  $       124  $         2  $    14,049
     Mortgage-backed .      34,546        2,307            -       36,853
                        ----------  -----------  -----------  -----------
          Total. . . .  $   48,473  $     2,431  $         2  $    50,902
                        ==========  ===========  ===========  ===========

     The cost and estimated fair value of fixed maturity securities by contractual maturity at December 31, 1997 are shown below.

                                  Available for Sale
                                -----------------------
                                Amortized    Estimated
                                   Cost     Fair Value
                                ----------  -----------
                                 (dollars in thousands)
1 year or less . . . . . . . .  $    8,479  $     8,496
Over 1 year through 5 years. .     168,541      172,889
Over 5 years through 10 years.     226,432      235,303
After 10 years . . . . . . . .      46,855       49,730
Mortgage-backed securities . .     619,152      640,543
                                ----------  -----------
     Total . . . . . . . . . .  $1,069,459  $ 1,106,961
                                ==========  ===========

     Expected maturities may differ from contractual maturities because certain issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

     In  1990,  the  Company  securitized  pools of commercial real estate loans owned in two transactions and in connection therewith sold pass-through certificates ("Series 90-1" and "Series 90-2") for which an election under the real estate mortgage investment conduit provisions ("REMIC") of the Internal Revenue Code of 1986, as amended were made. The Company retained as an investment subordinated junior certificates in both issues, as well as a senior certificate interest in Series 90-2. During the third quarter of 1996, the Company became the only remaining investor in its Series 90-2 REMIC. In the first quarter of 1997, the Company closed the REMIC and reacquired the underlying mortgages.

     Fixed maturity securities available for sale at December 31, 1997 and held for investment at December 31, 1996 included REMIC investments of approximately $9.6 million and $34 million, respectively. The two primary purposes of closing the REMIC were the elimination of the administration and servicing fees and the resulting improvement to the Company's Statutory Risk Based Capital.

     A summary of the Company's investment at December 31, 1997 and 1996, in the REMIC's are as follows:

                                            Remaining
                                Date of     Principal   Carrying   Interest     Maturity
                                 Issue       Balance      Value      Rate         Date
                              ------------  ----------  ---------  ---------  ------------
                                                 (dollars in thousands)
December 31, 1997:
United Companies Life REMIC
   Series 90-1, Class B-1. .  Mar 29, 1990  $   10,351  $   9,606     10.05%  Sep 25, 2009
                                            ==========  =========
December 31, 1996:
United Companies Life REMIC
   Series 90-1, Class B-1. .  Mar 29, 1990  $   10,574  $   7,263     10.05%  Sep 25, 2009
   Series 90-2, Class A-3. .  Dec 18, 1990      14,688     14,965      9.88%  May 25, 2000
   Series 90-2, Class B-1. .  Dec 18, 1990      14,339     11,750      9.88%  Jan 25, 2009
                                            ----------  ---------
                                            $   39,601  $  33,978
                                            ==========  =========

     At  December  31,  1997, securities with a cost of $14.2 million were on deposit with insurance  regulatory  authorities.

Equity  Securities

     The unrealized capital gains and losses on common stocks included as "Other invested assets" at December 31, 1996 are as follows:

                                  December 31, 1996
                        --------------------------------------------
                               Unrealized   Unrealized    Estimated
                        Cost      Gains       Losses     Fair Value
                        -----  -----------  -----------  -----------
(dollars in thousands)
Trading. . . . . . . .  $ 765  $       169  $        34  $       900
Available for sale . .     78            -           72            6
                        -----  -----------  -----------  -----------
     Total . . . . . .  $ 843  $       169  $       106  $       906
                        =====  ===========  ===========  ===========

     The  Company  did  not  own  equity  securities  at  December  31,  1997.

Mortgage  Loans  on  Real  Estate

     The following schedule summarizes the composition of mortgage loans on real estate:

                               December 31,
                           -------------------
                             1997      1996
                           --------  ---------
                          (dollars in thousands)
Residential                $ 34,372   $ 61,911
Unearned loan charges          (232)      (266)
                           --------  ---------
Residential, net . . . . .   34,140     61,645
                           --------  ---------
Commercial                  197,538    186,281
Allowance for loan losses    (3,923)    (4,211)
                           --------  ---------
Commercial, net. . . . . .  193,615    182,070
                           --------  ---------
     Total                 $227,755   $243,715
                           ========  =========

     Included in the loans  owned at December  31, 1997 and 1996 were loans with
delinquencies   in  excess  of  180  days  of  $.1  million  and  $1.4  million, respectively.

     The Company provides an estimate for future credit losses in an allowance for loan losses. A summary analysis of the changes in the Company's allowance for loan losses on its commercial loans is as follows:

                                                                              Historical
                                                                               basis of
                                Purchase basis of accounting                   accounting
                              ------------------------------------  --------------------------------
                                Year Ended         Period from         Period from       Year Ended
                                  Dec 31,       Jul 24 to Dec 31,    Jan 1 to Jul 23,     Dec 31,
                                   1997               1996                 1996             1995
                              ---------------  -------------------  ------------------  ------------
                                                   (Restated)
                                                    (dollars in thousands)
Balance at beginning of year  $        4,211   $             4,211  $           2,117   $     1,778
Losses charged to allowance.            (276)                    -               (771)         (194)
Loan loss provision. . . . .             (12)                    -                478           533
                              ---------------  -------------------  ------------------  ------------
Balance at end of year . . .  $        3,923   $             4,211  $           1,824   $     2,117
                              ===============  ===================  ==================  ============

Specific reserves. . . . . .  $          418   $               706  $             824   $     1,117
Unallocated reserves . . . .           3,505                 3,505              1,000         1,000
                              ---------------  -------------------  ------------------  ------------
     Total reserves. . . . .  $        3,923   $             4,211  $           1,824   $     2,117
                              ===============  ===================  ==================  ============

Investment  Real  Estate

     Immediately prior to the closing of the sale of the Company, the Company distributed all of its real estate to its former parent. The investment real estate of $.9 million at December 31, 1997 was acquired through foreclosure during 1997.

Investment  In  Limited  Partnerships

     Immediately prior to the closing of the sale of the Company, the Company distributed a limited partnership investment to its former parent aggregating $17.8 million. Following is an analysis of the Company's investment in limited partnerships:

                                                                           Historical
                                                                            basis of
                                     Purchase basis of accounting          accounting
                                      ---------------------------  ---------------------------
                                                     Period from    Period from
                                       Year ended     Jul 24 to      Jan 1 to      Year Ended
                                        Dec 31,        Dec 31,        Jul 23,       Dec 31,
                                          1997          1996           1996           1995
                                      ------------  -------------  -------------  ------------
                                                       (dollars in thousands)
Balance, beginning of period . . . .  $     5,704   $      6,041   $     25,594   $    26,672
Contributions and capitalized costs.       13,473             43            620         9,869
Net partnership income . . . . . . .        1,765            948          1,061         6,279
Distributions. . . . . . . . . . . .       (3,190)        (1,328)        (3,451)      (17,226)
Distribution of partnerships . . . .       (3,061)             -        (17,783)            -
Realized gains . . . . . . . . . . .        1,335              -              -             -
                                      ------------  -------------  -------------  ------------
     Balance, end of period. . . . .  $    16,026   $      5,704   $      6,041   $    25,594
                                      ============  =============  =============  ============

     The limited partnerships were formed for the purpose of participating in privately placed equity or mezzanine investments. These investments, acquired in leveraged investment transactions, generally include private equity securities and/or higher risk subordinated debt.

Investment  Income

     Investment income by type that exceeds five percent of total investment income was as follows:

                                                                    Historical
                                                                     basis of
                              Purchase basis of accounting          accounting
                               -------------  ------------  -------------------------
                                        Period from                Period from
                                Year ended     Jul 24 to      Jan 1 to    Year Ended
                                  Dec 31,       Dec 31,       Jul 23,       Dec 31,
                                   1997           1996          1996         1995
                               -------------  ------------  ------------  -----------
                                              (dollars in thousands)
Fixed maturity securities . .  $      85,626  $     37,140  $     47,606  $    85,852
Mortgage loans on real estate         24,614        11,192        20,331       35,056
Other investments . . . . . .          4,487         3,281         4,067       14,386
                               -------------  ------------  ------------  -----------
     Gross investment income.        114,727        51,613        72,004      135,294
Less: Investment expenses . .          3,992         1,880         5,583        9,703
                               -------------  ------------  ------------  -----------
     Net investment income. .  $     110,735  $     49,733  $     66,421  $   125,591
                               =============  ============  ============  ===========

Realized,  and  Changes  in  Unrealized,  Investment  Gains  (Losses)

     Net realized, and changes in unrealized, investment gains (losses) were as follows:

                                                                                          Historical
                                                                                           basis of
                                                     Purchase basis of accounting          accounting
                                                      ---------------------------  ---------------------------
                                                                     Period from    Period from
                                                       Year ended     Jul 24 to      Jan 1 to      Year Ended
                                                        Dec 31,        Dec 31,        Jul 23,       Dec 31,
                                                          1997          1996           1996           1995
                                                      ------------  -------------  -------------  ------------
                                                                       (dollars in thousands)
Fixed maturity securities:
     Gross gains . . . . . . . . . . . . . . . . . .  $     5,923   $          -   $         42   $       524
     Gross losses. . . . . . . . . . . . . . . . . .       (1,181)          (157)        (1,388)       (1,807)
     Loss provision. . . . . . . . . . . . . . . . .          (83)             -            477          (350)
                                                      ------------  -------------  -------------  ------------
          Net gains (losses) on fixed maturity
               securities. . . . . . . . . . . . . .        4,659           (157)          (869)       (1,633)
                                                      ------------  -------------  -------------  ------------
Mortgage loans on real estate:
     Losses on sales . . . . . . . . . . . . . . . .            -              -           (771)         (194)
     Loss provision. . . . . . . . . . . . . . . . .           12              -            293          (339)
                                                      ------------  -------------  -------------  ------------
          Net gains (losses) on mortgage loans on
              real estate. . . . . . . . . . . . . .           12              -           (478)         (533)
                                                      ------------  -------------  -------------  ------------
Investment real estate:
     Losses on sales . . . . . . . . . . . . . . . .           (1)             -         (1,098)       (2,638)
     Loss provision. . . . . . . . . . . . . . . . .            -              -            853         1,134
                                                      ------------  -------------  -------------  ------------
          Net losses on investment real estate . . .           (1)             -           (245)       (1,504)
                                                      ------------  -------------  -------------  ------------
Limited partnerships:
     Gains on sales                                   $     1,336   $          -   $          -   $         -
                                                      ------------  -------------  -------------  ------------
     Net Losses on limited partnerships               $     1,336   $          -   $          -   $         -
                                                      ------------  -------------  -------------  ------------

Other invested assets:
     Gains on sales                                   $         2   $              $              $
     Losses on sales                                  $       (76)  $          -   $          -   $         -
                                                      ------------  -------------  -------------  ------------
     Net Losses on limited partnerships               $       (74)  $          -   $          -   $         -
                                                      ------------  -------------  -------------  ------------
               Realized investment gains (losses). .  $     5,932   $       (157)  $     (1,592)  $    (3,670)
                                                      ============  =============  =============  ============
Changes in unrealized gains (losses):
     Securities available for sale . . . . . . . . .       21,263        16,243        (48,716)      117,404
                                                      ------------  -------------  -------------  ------------
          Net change in unrealized gains (losses) ..  $    21,263  $     16,243   $    (48,716)  $   117,404
                                                      ============  =============  =============  ============
Trading portfolio:
      Net gains (losses) from sales. . . . . . . . .  $        59   $        (20)  $         37   $       (12)
      Net change in unrealized gains (losses). . . .         (135)           135            (26)          184
                                                      ------------  -------------  -------------  ------------
          Total trading gains (losses) . . . . . . .  $       (76)  $        115   $         11   $       172
                                                      ============  =============  =============  ============

Individually  Significant  Investments

       The following investments, other than obligations of the U.S. Government or agencies thereof, individually exceeded 10% of total stockholder's equity:

                                             December 31, 1997
                                            -------------------
                                            Amortized    Fair
Investment                                     Cost      Value
------------------------------------------  ----------  -------
                                           (Dollars in thousands)
Collateralized Mortgage Obligation Trust,
  Series 64, Class Z . . . . . . . . . . .  $   20,640  $20,672
                                            ==========  =======

                                     December 31, 1996
                                     -------------------
                                     Amortized    Fair
                                        Cost      Value
                                     ----------  -------
                                    (Dollars in thousands)
United Companies Life REMIC 1990-2.  $   26,715  $27,595
                                     ==========  =======

(5)      INCOME  TAXES

     The provision (benefit) for income taxes attributable to operations is as follows:

                                                           Historical
                                                            basis of
                      Purchase basis of accounting         accounting
                        -------------------------  ---------------------------
                                     Period from    Period from
                        Year ended    Jul 24 to      Jan 1 to      Year Ended
                          Dec 31,      Dec 31,        Jul 23,       Dec 31,
                           1997          1996          1996           1995
                        -----------  ------------  -------------  ------------
                                       (dollars in thousands)
Current. . . . . . . .  $     7,477  $      2,427  $      1,139   $     5,259
Deferred . . . . . . .        1,724           950          (370)       (1,194)
                        -----------  ------------  -------------  ------------
          Total. . . .  $     9,201  $      3,377  $        769   $     4,065
                        ===========  ============  =============  ============

     Reported income tax expense attributable to operations differs from the amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                                                        Purchase
                                                                                        basis of
                                                  Purchase basis of accounting         accounting
                                                  ---------------------------  --------------------------
                                                                Period from   Period from
                                                  Year ended     Jul 24 to      Jan 1 to     Year Ended
                                                      Dec 31,        Dec 31,       Jul 23,       Dec 31,
                                                       1997          1996           1996          1995
                                                  ------------  -------------  ------------  ------------
                                                                   (dollars in thousands)
Federal income tax (benefit) at statutory rate .  $     8,805   $      3,178   $        763  $     4,235
Differences resulting from:
     Amortization of costs in excess
      of net assets acquired. . . . . . . . . .           502            236              -            -
     Other . . . . . . . . . . . . . . . . . .           (106)           (37)             6         (170)
                                                  ------------  -------------  ------------  ------------
Reported income tax provision benefit. . . . . .  $     9,201   $      3,377   $        769  $     4,065
                                                  ============  =============  ============  ============

     The significant components of the Company's net deferred income tax benefit and liability are as follows:

                                                   1997                     1996
                                           -----------------------  -----------------------
                                           Deferred     Deferred    Deferred     Deferred
                                              Tax         Tax          Tax         Tax
                                            Assets    Liabilities    Assets    Liabilities
                                           ---------  ------------  ---------  ------------
                                                        (dollars in thousands)
Mortgage loans on real estate and other
 investments. . . . . . . . . . . . . . .  $       -  $      2,238  $       -  $      4,184
Deferred policy acquisition costs . . . .          -         3,860          -         5,062
Present value of insurance in force . . .      6,328             -          -         2,163
Unrealized gain on investment securities.          -        13,127          -             -
Policy reserves . . . . . . . . . . . . .     15,956             -     19,319             -
Other . . . . . . . . . . . . . . . . . .        470             -        972             -
                                           ---------  ------------  ---------  ------------
                                           $  22,754  $     19,225  $  20,291  $     11,409
                                           =========  ============  =========  ============

     In assessing the realization of deferred taxes, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent on the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon those considerations, management believes it is more likely than not that the Company will realize the benefits of these deductible differences as of December 31, 1997.

     The Company's "Policyholders' Surplus" became taxable income to its former parent in conjunction with the sale of the Company in 1996 and was therefore, extinguished.

     The Company had a current income tax payable, which is included in "Other liabilities," in the amount of $3.4 million at December 31, 1997, and $3 million at December 31, 1996.

(6)      TRANSACTIONS  WITH  AFFILIATES

     In conjunction with the sale of the Company, Knightsbridge Management LLC ("Knightsbridge"), an affiliate, accrued transaction fees of $2.5 million during 1996.

     Immediately after the closing of the sale, the Company received $57.3 million in cash from PLAIC as replacement for assets distributed to its former parent in conjunction with the sale of the Company. (See note 2 to Notes to Consolidated Financial Statements.)

     Knightsbridge provides management consulting services to the Company for an annualized fee of $1 million. For the period from July 24, 1996 through December 31, 1996, the accompanying financial statements include $.4 million for such fees. The Company was allocated certain costs from UC Financial and its affiliates under a cost sharing agreement totaling $2.1 million and $4.1 million for the periods from January 1, 1996 to July 23, 1996 and the year ended December 31, 1995, respectively.

     Knightsbridge also provides investment management consulting services to the Company for a fee based upon the average dollar amount of the related investments. For the year ended December 31, 1997 and the period from July 24, 1996 to December 31, 1996, the Company incurred $2.3 million and $.6 million, respectively, related to such services.

     UC Mortgage Corporation ("UC Mortgage"), an affiliate, services commercial loans for the Company for a fee of three-eights of one percent of the principal balances. For the year ended December 31, 1997 and the period from July 24, 1996 to December 31, 1996, the Company paid UC Mortgage $.8 million and $.4 million,  respectively,  for  mortgage servicing fees.  In addition, the Company provides employees to UC Mortgage and is reimbursed for salary and salary related expenses for those employees. The total amount of reimbursed employee expenses for the year ended December 31, 1997 and the period from July 24, 1996 to December 31, 1996 were $.6 million and $.3 million, respectively. As of December 31, 1997, 1996 and 1995, UC Lending, Inc. ("UC Lending"), a former affiliate, serviced loans owned by the Company having aggregate unpaid principal balances of approximately $34.6 million, $62.6 million, and $338.4 million, respectively. The Company paid servicing fees relative to these loans of approximately $ - million, $ - million, $.5 million and $.9 million for the year ended December 31, 1997 and the periods from July 24, 1996 to December 31, 1996, January 1, 1996 to July 23, 1996 and the year ended December 31, 1995, respectively.

     The Company has an agreement with UC Lending to purchase qualifying residential home equity mortgage loans originated or purchased and underwritten by UC Lending. (See note 10 to Notes to Consolidated Financial Statements.) These loans are usually held three to six months until resold to UC Lending for sale by UC Lending in loan securitizations. Also, under an agreement UC Lending is obligated to repurchase these home equity loans previously sold to the Company at the time of foreclosure. At December 31, 1997 and 1996, $33.6 million and $61 million, respectively, of home equity loans originated by UC Lending were owned by the Company. During the year ended December 31, 1997 and the periods from July 24, 1996 to December 31, 1996, January 1, 1996 to July 23, 1996 and the year ended December 31, 1995, the Company purchased home equity loans for approximately $ - million, $ 75.2 million, $656 million and $1,169 million, respectively, from UC Lending. Sales of these home equity loans to UC Lending by the Company were $6.6 million, $51.4 million, $679.2 million and $1,112 million for the year ended December 31, 1997, the periods from July 24, 1996 to December 31, 1996 and January 1, 1996 to July 23, 1996 and the year ended December 31, 1995, respectively. No gain or loss was recorded by the Company in these transactions.

     Several executive officers of Marketing One, Inc. ("Marketing One"), an affiliate based in Portland, Oregon, also serve as executive officers of the Company. Marketing One personnel provide certain services to the Company, for which Marketing One is reimbursed. The Company paid $.9 million and $ - million to Marketing One for such services for the year ended December 31, 1997 and 1996, respectively.

     The  Company  formerly  leased  home office space to UC Financial and other
former  affiliates.    Rent  income  attributable  to  these  affiliates  was
approximately $ - million for the year ended December 31, 1997 and for the period from July 24, 1996 to December 31, 1996, $1 million for each of the periods from January 1, 1996 to July 23, 1996 and the year ended December 31, 1995.

     United Companies Realty & Development Co., Inc. ("UCRD"), a former affiliate, managed the home office buildings leased by the Company to UC Financial and other third party tenants under a real estate management contract for the period from January 1, 1996 to July 23, 1996. The Company paid approximately $.2 million to UCRD in management fees for the period January 1, 1996 to July 23, 1996 and $.4 million for the year ended December 31, 1995.

(7)    Deferred Policy Acquisition Costs and Present Value of Insurance in Force

     Deferred policy acquisition costs represent commissions, premium taxes and certain other acquisition expenses, including underwriting and issue costs. Information relating to these costs is as follows:

                                                                               Historical
                                                                                basis of
                                         Purchase basis of accounting          accounting
                                          ---------------------------  ---------------------------
                                                         Period from    Period from
                                           Year Ended     Jul 24 to      Jan 1 to      Year Ended
                                            Dec 31,        Dec 31,        Jul 23,       Dec 31,
                                              1997          1996           1996           1995
                                          ------------  -------------  -------------  ------------
                                                           (dollars in thousands)
Unamortized deferred policy acquisition
 Costs at beginning of period. . . . . .  $     4,187   $          -   $     90,703   $    91,915
Policy acquisition costs deferred:
   Commissions . . . . . . . . . . . . .        8,326          4,298          4,531        11,283
   Underwriting and issue costs. . . . .        2,139            874            266           664
Policy acquisition costs amortized . . .         (316)            (8)        (9,699)      (13,159)
Unrealized investment gain adjustment. .         (665)          (977)             -             -
                                          ------------  -------------  -------------  ------------
   Unamortized deferred policy
     Acquisition costs at end of period.  $    13,671   $      4,187   $     85,801   $    90,703
                                          ============  =============  =============  ============

     The methods used by the Company to value the fixed benefit, life, and accumulation products purchased are consistent with the valuation methods used most commonly to value blocks of insurance business. It is also consistent with the basic methodology generally used to value insurance assets. The method used by the Company includes identifying the future cash flows from the acquired business, the risks inherent in realizing those cash flows, the rate of return the Company believes it must earn in order to accept the risks inherent in realizing the cash flows, and determining the value of the insurance asset by discounting the expected future cash flows by the discount rate the Company requires.

     The discount rate used to determine such values is the rate of return required in order to invest in the business being acquired. In selecting the rate of return, the Company considered the magnitude of the risks associated with actuarial factors described in the following paragraph, cost of capital available to the Company to fund the acquisition, compatibility with other Company activities that may favorably affect future profits, and the complexity of the acquired Company.

     Expected future cash flows used in determining such values are based on actuarial determination of future premium collection, mortality, surrenders, operating expenses and yields on assets held to back policy liabilities as well as other factors. Variances from original projections, whether positive or negative, are included in income as they occur. To the extent that these variances indicate that future cash flows will differ from those included in the original scheduled amortization of the value of the insurance in force, current and future amortization may be adjusted. Recoverability of the value of insurance in force is evaluated annually and appropriate adjustments are then determined and reflected in the financial statements for the applicable period.

Expected gross amortization, based upon current assumptions and accretion of interest at a policy or contract rates ranging from 5.36% to 5.43% for the next five years of the present value of insurance in force is as follows:

              Beginning      Gross        Accretion        Net
               Balance    Amortization   of Interest   Amortization
               -------    ------------   -----------   ------------
                            (dollars in thousands)
                            ----------------------

     1998     $  27,769   $      5,879   $     1,508   $      4,371
               --------   ------------   -----------   ------------

     1999        23,398          5,293         1,261          4,032
               --------   ------------   -----------   ------------

     2000        19,367          4,351         1,038          3,313
               --------   ------------   -----------   ------------

     2001        16,054          3,588           861          2,727
               --------   ------------   -----------   ------------

     2002        13,327          3,033           714          2,319
               --------   ------------   -----------   ------------

(8)          RETIREMENT  AND  PROFIT  SHARING  PLANS

     Eligible employees may elect to participate in PennCorp's defined contribution 401(K) retirement plan. Contributions to the Plan are made pursuant to salary deferral elections by participants in an amount equal to 1% to 15% of their annual compensation. In addition, the Company makes matching contributions in an amount equal to 50% of each participant's salary deferral to a maximum of 3% of annual compensation. The defined contribution plan also provides for a discretionary employer profit sharing contribution, which is determined annually by the Board of Directors for the succeeding plan year. Profit sharing contributions are credited to participant's accounts on the basis of their respective compensation in accordance with a formula that provides a higher percentage contribution for compensation in excess of the federal Social Security wage base. Salary deferral contribution accounts are at all times fully vested, while matching contribution accounts vest ratably from one to two years of service, and profit sharing contribution accounts vest ratably from one to five years of service. All participant accounts are fully vested at death, disability or attainment of age 65. Payment of vested benefits under the defined contribution plan may be elected by a participant in a variety of forms of payment. The Company's funding policy is to contribute annually an amount that can be deducted for federal income tax purposes. Expenses related to this plan for the year ended December 31, 1997 and the period from July 24, 1996 to December 31, 1996, were $207,248 and $78,000, respectively, compared to costs associated with employee benefit plans of the Company's former parent of $184,600 for the period from January 1, 1996 to July 23, 1996 and $414,000 for the year ended December 31, 1995.

(9)          STATUTORY  ACCOUNTING

     Accounting records of the Company are also maintained in accordance with practices prescribed or permitted by insurance regulatory authorities. Prescribed statutory accounting principles include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company's capital and surplus pursuant to the statutory accounting basis as of December 31, 1997 and 1996, was $105.4 million and $103.1 million, respectively. On a statutory accounting basis, net gain from operations for the years ended December 31, 1997, 1996 and 1995 was $14.5 million, $10.1 million and $12.8 million, respectively. Net income on a statutory accounting basis, which includes realized capital gains and losses, was $13.3 million, $6.8 million and $10.0 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     Under the current statutory requirements in Louisiana, the Company has the capacity to pay dividends of $14.5 million in 1998. The Company paid a cash dividend of $10.1 million to PLAIC during 1997. During 1996, extraordinary dividends, with a statutory value of $62.6 million, consisting of real estate, an investment in a limited partnership and $10 million cash, were distributed to the Company's former parent immediately prior to the closing of the sale of the Company. Immediately after the closing, PLAIC contributed $57.3 million cash to the Company as a replacement for the distributed assets. (See note 2 to Notes to Consolidated Financial Statements.) As part of its July 1996 approval of PLAIC's acquisition of the Company, the Louisiana Insurance Commissioner approved a dividend plan for the Company pursuant to which the Company may pay a specified amount of dividends for each of the five years following the acquisition, beginning in 1997, amounting to the lesser of the pro forma dividend amounts in such plan or the actual earnings of the Company, and conditioned on the Company's maintaining a risk-based capital of at least 300%
of  the  Authorized  Control  Level.    No  dividends  were  paid  in  1995.

     The Company received written approval from the Louisiana Department of Insurance to invest in first lien residential mortgage loans originated by UC Lending on a short-term basis without recording the assignment of the mortgage loans to the Company, which differs from prescribed statutory accounting practices. Statutory accounting practices prescribed by the Louisiana Department of Insurance require that investments in mortgage loans be secured by unrestricted first liens on the underlying property. As of December 31, 1997, statutory surplus was not affected as a result of this permitted practice.

(10)  DISCLOSURES  ABOUT  FINANCIAL  INSTRUMENTS

     The carrying value and estimated fair value of the Company's financial assets and liabilities were as follows:

                                                   Purchase basis of accounting
                                        --------------------------------------------------
                                            December 31, 1997        December 31, 1996
                                        ------------------------  ------------------------
                                         Carrying     Estimated    Carrying     Estimated
                                           Value     Fair Value      Value     Fair Value
                                        -----------  -----------  -----------  -----------
                                                                   (Restated)
                                                     (dollars in thousands)
Financial assets:
  Investments:
     Fixed maturity securities:
       Available for sale. . . . . . .  $ 1,106,961  $ 1,106,961  $ 1,144,165  $ 1,144,165
       Held to maturity. . . . . . . .            -            -       48,473       50,902
     Mortgage loans on real estate . .      227,755      234,927      243,715      243,715
     Investment real estate. . . . . .          932          932            -            -
     Policy loans. . . . . . . . . . .       22,585       22,585       21,536       21,536
     Investment in limited partnership       16,026       16,026        5,704        5,704
     Short-term investments. . . . . .       22,804       22,804          467          467
     Other invested assets . . . . . .          150          150        1,491        1,491
     Cash. . . . . . . . . . . . . . .            -            -       14,487       14,487
  Financial liabilities:
     Annuity reserves. . . . . . . . .    1,203,549    1,153,765    1,330,100    1,271,346

     The above values do not reflect any premium or discount from offering for sale at one time the Company's entire holdings of a particular financial instrument. Fair value estimates are made at a specific point in time based on relevant market information, if available. Because no market exists for certain of the Company's financial instruments, fair value estimates for these assets and liabilities were based on subjective estimates of market conditions and perceived risks of the financial instruments. Fair value estimates were also based on judgments regarding future loss and prepayment experience and were influenced by the Company's historical information.

     The following methods and assumptions were used to estimate the fair value of the Company's financial instruments.

Fixed  Maturity  and  Equity  Securities

     The estimated fair value for the Company's investment portfolio was generally determined from quoted market prices for publicly traded securities. Certain of the securities owned by the Company may trade infrequently or not at all; therefore, fair value for these securities was determined by management by evaluating the relationship between quoted market values and carrying value and assigning a liquidity factor to this segment of the investment portfolio.

Mortgage  Loans  on  Real  Estate
     The fair value of the Company's loan portfolio was determined by segregating the portfolio by type of loan and further by its performing and non-performing components. Performing loans were further segregated based on the due date of their payments, an analysis of credit risk by category was performed and a matrix of pricing by category was developed. The fair value of delinquent loans was estimated by the Company's using estimated recoveries on defaulted loans.

Investment  Real  Estate

     The fair value of the Company's investment real estate was based upon independent appraisals of the properties.

Policy  Loans

     Policy loans are generally settled at the loan amount plus accrued interest; therefore, the carrying value of these assets is a reasonable estimate of their fair values.

Other  Invested  Assets

     The fair value of the Company's investment in other invested assets approximates their carrying value.

Short-term  Investments

     The carrying amount of short-term investments approximates their fair values because these assets generally mature in 90 days or less and do not present any significant credit concerns.

Investment  in  Limited  Partnerships

     The fair value of the Company's investment in limited partnerships approximated their carrying value.

Annuity  Reserves

     The Company's annuity contracts generally do not have a defined maturity and are considered as deposits under SFAS No. 97. SFAS No. 107 states that the fair value to be disclosed for deposit liabilities with no defined maturities is the amount payable on demand at the reporting date. Accordingly, the Company has estimated the fair value of its annuity reserves as the cash surrender value of these contracts.

(11)  COMMITMENTS  AND  CONTINGENCIES

     The  Company  is  obligated under operating leases, including office space,
computer  equipment and automobiles.   Rent expense was $.5 million, $.6 million
and  $.7  million  in  1997,  1996  and  1995,  respectively.

     Minimum annual commitments under noncancellable operating leases are as follows (in thousands of dollars):

1998 . . . . . . . . . . . . . . .  $ 81
1999 . . . . . . . . . . . . . . .    59
2000 . . . . . . . . . . . . . . .    60
2001 . . . . . . . . . . . . . . .    62
2002 and thereafter. . . . . . . .    55
                                    ----
   Total minimum payments required  $317
                                    ====

     In connection with the sale of the Company, the Company entered into an agreement with UC Financial which will provide for the Company's purchase of up to $300 million (revised to $150 million during 1997), at any one time outstanding, of first mortgage residential loans originated by UC Financial. The agreement provides that UC Financial will have the right for a limited time to repurchase certain loans which are eligible for securitization by UC Financial. The agreement also has a sublimit of $150 million (revised to $75 million during 1997) for loans that are not eligible for securitization by UC
Financial.    No  purchases  were  made  in  1997  or  1996.

     The Company is subject to various litigation arising during the ordinary course of business. While the outcome of such litigation cannot be predicted with certainty, management does not expect the resolution of these matters to have a material adverse effect on the financial condition or results of operations of the Company.

(12)  QUARTERLY  FINANCIAL  DATA  (UNAUDITED)

     Summarized  quarterly  financial  data  is  as  follows:

                               Purchase basis of accounting
                            ----------------------------------
                                    Three Months Ended
                            ----------------------------------
                            Dec 31   Sep 30   Jun 30   Mar 31
                            -------  -------  -------  -------
                                  (dollars in thousands)
1997:
   Total revenues. . . . .  $31,743  $32,033  $30,431  $32,216
   Income from operations
    before income taxes. .    8,810    5,313    5,418    5,617
   Net income. . . . . . .    5,619    3,441    3,392    3,505

                                          Historical basis           Purchase basis
                                           of accounting              of accounting
                                   --------------------------------  ----------------
                                    Three     Period       Period     Three    Three
                                   Months      from         from     Months   Months
                                    Ended    Jul 24 to    Jul 1 to    Ended    Ended
                                   Dec 31     Sep 30      July 23    Jun 30   Mar 31
                                   -------  -----------  ----------  -------  -------
                                                     (dollars in thousands)
1996:
   Total revenues . . . . . . . .  $31,502  $    23,820  $   6,579   $31,239  $32,216
   Income (loss) from operations
     before income taxes. . . . .    4,947        4,132     (2,996)    2,516    2,661
   Net income (loss). . . . . . .    3,096        2,606     (1,940)    1,622    1,730

(13)  SUBSEQUENT  EVENT

     In February 1998, the Company announced that it is relocating its operations from Baton Rouge, Louisiana. The operating functions will be assumed by an affiliate company in Dallas, Texas.

                                                                    SCHEDULE III

             UNITED LIFE & ANNUITY INSURANCE COMPANY AND SUBSIDIARY

                      SUPPLEMENTARY INSURANCE INFORMATION


COLUMN A                            COLUMN B       COLUMN C      COLUMN D     COLUMN F     COLUMN G      COLUMN H
--------------------------------  ------------  ---------------  ---------  ------------  -----------  -------------
                                    Deferred
                                     Policy                                                   Net        Benefits,
                                  Acquisition    Future Policy   Unearned     Premium     Investment      Claims
                                     Costs        Benefits(1)    Premiums   Revenues(3)     Income     Losses, Etc.
                                  ------------  ---------------  ---------  ------------  -----------  -------------
                                                                (dollars in thousands)
PURCHASE BASIS OF ACCOUNTING:
Year ended December 31, 1997 . .  $     13,671  $     1,312,876  $     132  $      5,731  $   110,735  $       7,149
Period from July 24 through
   December 31, 1996 . . . . . .  $      4,187  $     1,443,964  $     275  $      3,483  $    49,733  $       3,836
HISTORICAL BASIS OF ACCOUNTING:
Period from January 1 through
   July 23, 1996 . . . . . . . .  $     85,801  $     1,465,012  $   1,074  $      3,732  $    66,421  $       5,967
Year ended December 31, 1995 . .  $     90,703  $     1,531,572  $   1,793  $      8,508  $   125,591  $       9,930


COLUMN A                            COLUMN I & J
--------------------------------  -----------------
                                   Deferred Policy
                                  Acquisition Cost
                                    Amortization
                                         and
                                   Other Operating
                                      Expenses
                                  -----------------
                                (dollars in thousands)
PURCHASE BASIS OF ACCOUNTING:
Year ended December 31, 1997 . .  $          10,056
Period from July 24 through
   December 31, 1996 . . . . . .  $           4,741
HISTORICAL BASIS OF ACCOUNTING:
Period from January 1 through
   July 23, 1996 . . . . . . . .  $          19,452
Year ended December 31, 1995 . .  $          29,485

NOTES:
(1) Column C includes accumulated fund values on annuity and interest sensitive products.
(2) Column E is omitted as amounts are not material and are included with Column C.
(3) Column F excludes premiums on annuity and interest sensitive products which are accounted for as deposits.

                                                                     SCHEDULE IV

             UNITED LIFE & ANNUITY INSURANCE COMPANY AND SUBSIDIARY

                                   REINSURANCE

COLUMN A                                               COLUMN B     COLUMN C     COLUMN D     COLUMN E    COLUMN F
----------------------------------------------------  -----------  -----------  -----------  ----------  -----------
                                                      Percentage
                                                       Ceded to      Assumed     of Amount
                                                        Direct        Other     From Other      Net      Assumed to
                                                        Amount      Companies    Companies     Amount    Net Amount
                                                      -----------  -----------  -----------  ----------  -----------
                                                                            (dollars in thousands)
Year ended December 31, 1997
  Life insurance in force
     at end of period. . . . . . . . . . . . . . . .  $   410,606  $  116,672   $   732,253  $1,026,187        71.4%
                                                      ===========  ===========  ===========  ==========
  Premiums
     Life insurance. . . . . . . . . . . . . . . . .  $     4,624  $    1,195   $     1,927  $    5,356        36.0
     Accident and health insurance . . . . . . . . .          398          23             -         375           -
                                                      -----------  -----------  -----------  ----------
          Total premiums . . . . . . . . . . . . . .  $     5,022  $    1,218   $     1,927  $    5,731        33.6
                                                      ===========  ===========  ===========  ==========
Period from July 24, 1996 to December 31, 1996
   Life insurance in force
   Premiums
     Life insurance. . . . . . . . . . . . . . . . .  $     2,496  $      481   $     1,214  $    3,229        37.6
     Accident and health insurance . . . . . . . . .          208         (46)            -         254           -
                                                      -----------  -----------  -----------  ----------
          Total premiums . . . . . . . . . . . . . .  $     2,704  $      435   $     1,214  $    3,483        34.9
                                                      ===========  ===========  ===========  ==========
Period from January 1, 1996 to July 23, 1996
   Life insurance in force
      at end of period . . . . . . . . . . . . . . .  $   499,292  $  141,816   $   992,672  $1,350,148        73.5
                                                      ===========  ===========  ===========  ==========
   Premiums
     Life insurance. . . . . . . . . . . . . . . . .  $     2,719  $      341   $       877  $    3,255        26.9
     Accident and health insurance . . . . . . . . .          429         (48)            -         477           -
                                                      -----------  -----------  -----------  ----------
          Total premiums . . . . . . . . . . . . . .  $     3,148  $      293   $       877  $    3,732        23.5
                                                      ===========  ===========  ===========  ==========
Year ended December 31, 1995
  Life insurance in force
      at end of period . . . . . . . . . . . . . . .  $   554,131  $  149,080   $   992,979  $1,398,030        71.0
                                                      ===========  ===========  ===========  ==========
  Premiums
     Life insurance. . . . . . . . . . . . . . . . .  $     6,016  $    1,625   $     2,588  $    6,979        37.1
     Accident and health insurance . . . . . . . . .        1,643         115             1       1,529           -
                                                      -----------  -----------  -----------  ----------
          Total premiums . . . . . . . . . . . . . .  $     7,659  $    1,740   $     2,589  $    8,508        30.4
                                                      ===========  ===========  ===========  ==========

                                                                      SCHEDULE V

             UNITED LIFE & ANNUITY INSURANCE COMPANY AND SUBSIDIARY

                        VALUATION AND QUALIFYING ACCOUNTS

                                                           COLUMN C          COLUMN D
                                                          ADDITIONS
COLUMN A                              COLUMN B                              DEDUCTIONS(2)   COLUMN E(3)
                                     -----------                            --------------  ------------
                                                   Charged
                                     Balance at    to Costs     Charged                      Balance at
                                      Beginning      and        to Other                        End
                                      of Period    Expenses   Accounts(1)                    of Period
                                     -----------  ----------  ------------                  ------------
                                                        (dollars in thousands)
Purchase basis of accounting:
-----------------------------------
Year ended December 31, 1997
  Allowance for loan losses . . . .  $     4,211  $     (12)  $          -  $         276   $      3,923
  Allowance for real estate losses.            -
  Allowance for bond losses . . . .          189          -              -            189              -
  Unearned loan charges . . . . . .        2,072          -              -            503          1,569
                                     -----------  ----------  ------------  --------------  ------------
            Total . . . . . . . . .  $     6,472  $     (12)  $          -  $         968   $      5,492
                                     ===========  ==========  ============  ==============  ============
Period from July 24, 1996 to
  December 31, 1996 (Restated)
  Allowance for loan losses . . . .  $     4,211  $       -   $          -  $           -   $      4,211
  Allowance for real estate losses.            -          -              -              -              -
  Allowance for bond losses . . . .          189          -              -              -            189
  Unearned loan charges . . . . . .        2,021          -              -            (51)         2,072
                                     -----------  ----------  ------------  --------------  ------------
           Total. . . . . . . . . .  $     6,421  $       -   $          -  $         (51)  $      6,472
                                     ===========  ==========  ============  ==============  ============
Historical basis of accounting:
-----------------------------------
Period from January 1, 1996 to
  July 23, 1996
  Allowance for loan losses . . . .  $     2,117  $     478   $          -  $         771   $      1,824
  Allowance for real estate losses.        3,987     (1,098)             -          2,889              -
  Allowance for bond losses . . . .          666        884              -          1,361            189
  Unearned loan charges . . . . . .          301          -              -             17            284
                                     -----------  ----------  ------------  --------------  ------------
           Total. . . . . . . . . .  $     7,071  $     264   $          -  $       5,038   $      2,297
                                     ===========  ==========  ============  ==============  ============
Year ended December 31, 1995
  Allowance for loan losses . . . .  $     1,778  $     533   $          -  $         194   $      2,117
  Allowance for real estate losses.        5,120      1,505              -          2,638          3,987
  Allowance for bond losses . . . .          317      2,013              -          1,664            666
  Unearned loan charges . . . . . .          419          -              -            118            301
                                     -----------  ----------  ------------  --------------  ------------
          Total . . . . . . . . . .  $     7,634  $   4,051   $          -  $       4,614   $      7,071
                                     ===========  ==========  ============  ==============  ============

NOTES:
(1) Represents the approximate amount of unearned loan charges on installment loans originated during the period.
(2) Represents loans and bonds charged off and loan charges earned during the period.
(3) All of the above are deducted in the balance sheet from the asset to which they apply.

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